EXHIBIT 10.3


                              AMENDED AND RESTATED
                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------
                       (Savvis Communications Corporation)

             THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY THIS INSTRUMENT CONTAINS AN AFTER-ACQUIRED PROPERTY PROVISION

         THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT ("Agreement") dated as of September 5, 2000, is by and between Savvis Communications Corporation, a Missouri corporation ("Debtor"), whose address is 12851 Worldgate Drive, Herndon, Virginia 20170 and whose Tax I.D. No. is 43-1727675 and Nortel Networks Inc., a Delaware corporation ("Secured Party"), as Administrative Agent for the "Lenders", as that term is defined below, whose address is 2221 Lakeside Blvd., Richardson, Texas 75082-4399.

                                R E C I T A L S:
                                ----------------

         A. Subject to the terms of that certain Credit Agreement dated as of June 30, 2000, among Debtor, Savvis Communications Corporation, a Delaware corporation ("Holdings"), certain of the Lenders and Secured Party (the "Original Credit Agreement"), certain of the Lenders extended certain credit facilities to Debtor. As a condition to the effectiveness of the Original Credit Agreement, Debtor executed and delivered that certain Pledge and Security Agreement dated as of June 30, 2000 (the "Original Security Agreement") pursuant to which Debtor granted Liens on certain of Debtor's assets and properties to secure payment and performance of the "Obligations" as such term is defined in the Original Credit Agreement.

         B. Pursuant to that certain Amended and Restated Credit Agreement dated as of September 5, 2000, among Debtor, Holdings, the lenders named therein (together with their successors and assigns, the "Lenders") and Secured Party (as such agreement may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Original Credit Agreement is, concurrently herewith, being amended and restated.

         C. The execution and delivery of this Agreement is required by the terms of the Credit Agreement and is a condition to the availability of the Loans to Debtor pursuant to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans under the Credit Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Account" means any "account", as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all rights of Debtor to payment for goods sold or leased, services rendered or the license of Intellectual Property, whether or not earned by performance; (b) all accounts receivable of Debtor; (c) all rights of Debtor to receive any payment of money or other form of consideration, including, without limitation, all Payment Intangibles;
         (d) all security pledged, assigned or granted to or held by Debtor to secure any of the foregoing; (e) all guaranties of, or indemnifications with respect to, any of the foregoing; (f) all rights of Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale; (g) all rights to brokerage commissions; and (h) all other Supporting Obligations, including any applicable Letter of Credit Rights.

                  "Amendment" has the meaning specified in Section 4.17(b).

                  "Broker" means any "broker," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person defined as a broker or dealer under the federal securities laws, but without excluding a bank acting in that capacity.

                  "Capital Stock" means corporate stock and any and all securities, shares, partnership interests (whether general, limited, special or other partnership interests), limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) and includes, without limitation, securities convertible into Capital Stock and rights, warrants or options to acquire Capital Stock.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor.

                  "Clearing Corporation" means any "clearing corporation," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Person that is registered as a "clearing agency" under the federal securities laws,
         (b) federal reserve bank, or (c) other Person that provides clearance or settlement services with respect to Financial Assets that would require it to register as a clearing agency under the federal securities laws but for an exclusion or exemption from the registration requirement, if its activities as a clearing corporation, including, without limitation, promulgation of rules, are subject to regulation by a Governmental Authority.

                  "Collateral" has the meaning specified in Section 2.1.

                  "Commodity Account" means any "commodity account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all accounts maintained by a Commodity Intermediary in which a Commodity Contract is carried for Debtor.

                  "Commodity Contract" means any "commodity contract," as such term is defined in Article or Chapter 9 of the UCC, and includes, without limitation, a commodity futures contract, a commodity option, or other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws, or
         (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

                  "Commodity Customer" means any "commodity customer" as such term is defined in Article or Chapter 9 of the UCC, and includes, without limitation, any Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

                  "Commodity Intermediary" means any "commodity intermediary," as such term is defined in Article or Chapter 9 of the UCC, including, without limitation, (a) a Person who is registered as a futures commission merchant under the federal commodities laws, or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to the federal commodities laws.

                  "Copyright License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Copyright including, without limitation, the agreements identified on
         Schedule 1, in each case to the extent the grant by Debtor of a security interest pursuant to this Agreement in its right, title and interest in such agreement is not prohibited by such agreement without the consent of any other party thereto, would not give any other party to such agreement the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate Debtor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement.

                  "Copyright Security Agreement" means a copyright security agreement, executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit A, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Copyrights" means all of the following: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications of Debtor, including, without limitation, those set forth on Schedule 1; (b) all renewals, extensions and modifications thereof;
         (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "Data   Centers"   means  the  data  centers   planned  to  be
         constructed and operated by Debtor at 587 McDonnell Blvd., Hazelwood, MO 63042 and 760 Office Parkway, Creve Coeur, MO 63141.

                  "Debt Issuance" means any issuance by Holdings or Debtor of any Debt securities of Holdings or Debtor, respectively.

                  "Deposit Accounts" means any and all deposit accounts (including cash collateral accounts), bank accounts or investment accounts now owned or hereafter acquired or opened by Debtor, including, without limitation, those set forth on Schedule 2, and any account which is a replacement or substitute for any of such accounts, together with all monies, Instruments, certificates, checks, drafts, wire transfer receipts and other Property deposited therein and all balances therein and all investments made with funds deposited therein or otherwise held in connection therewith, including, without limitation, indebtedness (howsoever evidenced) and/or securities issued or guaranteed by the government of the U.S., certificates of deposit and all contract rights, General Intangibles, contracts, Instruments, Investment Property, Security Entitlements, Financial Assets, Commodity Contracts and other Documents now or hereafter existing with respect thereto, including, but not limited to, any and all renewals, extensions, reissuances and replacements and substitutions therefor with all earnings, profits or other Proceeds therefrom in the form of interest or otherwise, from time to time representing, evidencing, deposited into or held in such deposit accounts, bank accounts or investment accounts.

                  "Document" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by Debtor.

                  "Entitlement Holder" means any "entitlement holder", as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary, including, without limitation, any Person who acquires a security entitlement under Article or Chapter 8 of the UCC.

                  "Equipment" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all machinery, equipment, furniture, fixtures, trade fixtures, trailers, rolling stock, vessels, aircraft and vehicles now owned or hereafter acquired by Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "FCC" means the Federal Communications Commission and any successor agency.

                  "Financial Asset" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Security, (b) obligation of a Person or a share, participation or other interest in a Person or in Property or an enterprise of a Person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment, and (c) any Property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the Property is to be treated as a Financial Asset under Article or Chapter 8 of the UCC.

                  "Foreign Subsidiary" means, with respect to any Person, each direct or indirect Subsidiary of such Person that is not a U.S. Subsidiary.

                  "General Intangibles" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all of Debtor's service marks, trade names, trade secrets, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs and inventions; (b) all of Debtor's books and records, including, without limitation, all computer runs, invoices, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer prepared information, tapes or data of every kind and description, whether in the possession of Debtor or in the possession of third parties, and all of Debtor's other data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, management information systems and all rights of Debtor to retrieve data and other information from third parties and other data of every kind and description, to the extent that they indicate, summarize or evidence, or otherwise relate to, the Accounts or Inventory, whether in the possession of Debtor or in the possession of any third party; (c) all of Debtor's contract rights, partnership interests, joint venture interests, securities, Deposit Accounts, investment accounts and certificates of deposit (including, without limitation, all contracts relating to the construction or operation of the Network, including rights of way, easements, leases and all related contracts); (d) all rights of Debtor to payment under letters of credit and similar agreements, including, without limitation, all Letter of Credit Rights; (e) all tax refunds and tax refund claims of Debtor; (f) all choses in action and causes of action of Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of Debtor, including, without limitation, all commercial tort claims; (g) all rights and claims of Debtor under warranties, indemnities, guaranties or other Supporting Obligations with respect to such agreements; (h) all Intellectual Property; and (i) all rights of Debtor under any insurance, surety or similar contract or arrangement, in each case to the extent the grant by Debtor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate Debtor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such contract, agreement, instrument or indenture.

                  "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee" by any Person means any indebtedness, liability or obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

                  "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of Debtor, whether now owned or hereafter acquired.

                  "Intellectual   Property"  means  the  Copyrights,   Copyright
         Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

                  "Inventory" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all goods and other personal property of Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies and materials of Debtor; (c) all wrapping, packaging, advertising and shipping materials of Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by Debtor; and (e) all Documents evidencing any of the foregoing.

                  "Investment Property" means any "investment property," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) the Securities Accounts and other Investment Property described on Schedule 2; (b) any Security or Capital Stock, whether certificated or uncertificated; (c) any Security Entitlement;
         (d) any Securities Account; (e) any Commodity Contract; and (f) any Commodity Account.

                  "Issuer" means any "issuer," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person that, with respect to an obligation on or a defense to a Security, (a) places or authorizes the placing of its name on a Security Certificate, other than as authenticating trustee, registrar, transfer agent or the like, to evidence a share, participation or other interest in its Property or in an enterprise, or to evidence its duty to perform an obligation represented by the certificate; (b) creates a share, participation or other interest in its Property or in an enterprise, or undertakes an obligation, that is an Uncertificated Security; (c) directly or indirectly creates a fractional interest in its rights or Property, if the fractional interest is represented by a Security Certificate; or (d) becomes responsible for, or in the place of, another Issuer.

                  "Letter of Credit Rights" means "letter of credit rights" as such term is defined in Revised Article 9.

                  "License" means any consent, permit, franchise, certificate, approval, order, license, right-of-way (whether an easement, contract or agreement in any form) or other authorization, including, without limitation, any FCC License.

                 "Lien" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Master Purchase Agreement" means that certain Nortel Networks Global Purchase Agreement, dated as of June 30, 2000, by and between Debtor and Nortel Networks, as amended, supplemented or restated from time to time.

                  "Network"  means  as  such  term  is  defined  in  the  Credit
         Agreement.

                  "Nortel Networks" means Nortel Networks Inc., a Delaware corporation.

                  "Nortel Networks Equipment" means all hardware, software and equipment (including fixtures) manufactured, sold or otherwise provided to Debtor or any Subsidiary of Holdings by Nortel Networks and/or Nortel Networks Corporation including, without limitation, pursuant to the Master Purchase Agreement.

                  "Nortel Networks Software" means any and all software sold or licensed by Nortel Networks and/or Nortel Networks Corporation to Debtor or any Subsidiary of Holdings and including, without limitation, all source code and object code and all manuals and other documentation relating thereto and each copy thereof regardless of the media in which they are stored.

                  "Obligations" means the "Obligations", as such term is defined in the Credit Agreement, and the obligations, indebtedness and liabilities of Debtor under this Agreement and any other Loan Document to which Debtor is a party.

                  "Patent License" means any written agreement now or hereafter in existence granting to Debtor any right to use any invention on which a Patent is in existence including, without limitation, the agreements described on Schedule 1, in each case to the extent the grant by Debtor of a security interest pursuant to this Agreement in its right, title and interest in such agreement is not prohibited by such agreement without the consent of any other party thereto, would not give any other party to such agreement the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate Debtor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement.

                  "Patent Security Agreement" means a patent security agreement executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit B, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Patents" means all of the following: (a) all patents, patent applications and patentable inventions of Debtor, including, without limitation, those set forth on Schedule 1, and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing;
         (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "Payment Intangibles" means "payment intangibles" as such term is defined in Revised Article 9.

                  "Person"   means   any   individual,    corporation,    trust,
         association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                  "Pledged Collateral" has the meaning specified in Section 4.16(b)(i).

                  "Pledged Shares" means 100% of the Capital Stock from time to time owned or acquired by Debtor in any manner of each of the direct or indirect U. S. Subsidiaries of Debtor, including without limitation, the Capital Stock identified on Schedule 3 attached hereto, or on
         Schedule 1 to an Amendment.

                  "Proceeds" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and all other Payment Intangibles relating thereto.

                  "Property" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the date hereof.

                  "Revised Article 9" means the Revised Article 9 of the Uniform Commercial Code included in the 1998 official text of the Uniform Commercial Code as approved by the American Law Institute in 1998 and the National Conference of Commissioners on Uniform State Laws in 1999.

                  "Securities Account" means any "securities account," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

                  "Securities Intermediary" means any "securities intermediary," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Clearing
         Corporation, or (b) Person, including a bank or Broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

                  "Security"  means any  "security,"  as such term is defined in
         Article or Chapter 8 of the UCC and, in any event, shall include, but not be limited to, any obligation of an Issuer or a share, participation or other interest in an Issuer or in Property or an enterprise of an Issuer (a) which is represented by a Security Certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the Issuer, (b) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations, and (c) which (i) is, or is of a type, dealt in or traded on securities exchanges or securities markets, or (ii) is a medium for investment and by its terms expressly provides that it is a security governed by Article or Chapter 8 of the UCC.

                  "Security Certificate" means any "security certificate," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any certificate representing a Security.

                  "Security Entitlement" means any "security entitlement," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any of the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

                  "Supporting Obligations" means "supporting obligations" as such term is defined in Revised Article 9.

                  "Trademark License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Trademark, including, without limitation, the agreements identified on
         Schedule 1, in each case to the extent the grant by Debtor of a security interest pursuant to this Agreement in its right, title and interest in such agreement is not prohibited by such agreement without the consent of any other party thereto, would not give any other party to such agreement the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate Debtor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement.

                  "Trademark Security Agreement" means a trademark security agreement executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit C, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Trademarks" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the U.S., any state thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1;
         (b) all reissues, extensions and renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (e) the right to sue for past, present and future infringements of any of the foregoing; (f) all rights corresponding to any of the foregoing throughout the world; and (g) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "UCC" means the Uniform Commercial Code as in effect on or after the date hereof in the State of New York and/or any other jurisdiction the laws of which may be applicable to or in connection with the creation, perfection or priority, or the effect of perfection or non-perfection, of any Lien on any Property created or purported to be created pursuant to this Agreement, and includes, without limitation, Revised Article 9 if and when enacted in the State of New York and/or any other such jurisdiction.

                  "Uncertificated Security" means any "uncertificated security," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Security that is not represented by a certificate.

                  "U.S." means the United States of America.

                  "U.S. Subsidiary" means, with respect to any Person, each direct or indirect Subsidiary of such Person formed under the laws of the U.S. or any state thereof.

         Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "Subsections," "Exhibits" and "Schedules" shall be to Sections, Subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of the Secured Party within the applicable grace period (if any) specified in this Agreement or the other Loan Documents (as applicable) or waived in writing by the requisite Lenders in accordance with Section 13.11 of the Credit Agreement.

                                    ARTICLE 2

                                Security Interest

         Section 2.1 Security Interest. Subject to Section 2.2 below, as collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), Debtor hereby pledges and assigns (as collateral) to Secured Party, and grants to Secured Party, as Administrative Agent for the Lenders, a continuing Lien on and security interest in, all of Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b)      all Chattel Paper;

                  (c)      all Instruments;

                  (d)      all General Intangibles;

                  (e)      all Documents;

                  (f)      all   Equipment   (including,   without   limitation,
                           Equipment at the locations set forth on Schedule 4);

                  (g)      all   Inventory   (including,   without   limitation,
                           Inventory at the locations set forth on Schedule 4);

                  (h)      all Intellectual Property;

                  (i)      all  Financial   Assets  and   Investment   Property,
                           including, without limitation, or in addition, the following:

                           (1) all of the Pledged Shares and the certificates (if any) representing the Pledged Shares, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares; and

                           (2) all additional Capital Stock from time to time owned or acquired by Debtor in any manner, and all dividends, cash, Instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such Capital Stock; provided, no Capital Stock of a Foreign Subsidiary is or shall be pledged pursuant to this Section 2.1(i);

                  (j)      all Deposit Accounts;

                  (k) all indebtedness from time to time owed to Debtor by Holdings or any of Debtor's Subsidiaries and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

                  (l) all proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (k) and all liens, security, rights, remedies and claims of Debtor with respect thereto;

                  (m) all other goods and personal Property of Debtor of any kind or character, whether tangible or intangible, including, without limitation, any and all rights in and claims under insurance policies, judgments and rights thereunder, and tort claims; and

                  (n) all Proceeds and products of any or all of the foregoing.

         Section 2.2 Exclusions from Security Interest. Notwithstanding anything in this Agreement to the contrary, "Collateral" shall not include any of the following Property as long as such Property is encumbered by Permitted Liens (or, in the case of the Lucent Equipment, expected to be encumbered by November 30, 2000) and as long as such Property is not Nortel Networks Equipment, Nortel Networks Software nor any other Property acquired with the proceeds of the
Loans:

                  (x) any Property encumbered (or, in the case of the Lucent Equipment, expected to be encumbered by November 30, 2000) by purchase money Liens permitted by clause (g) of the definition of "Permitted Liens," as such term is defined in the Credit Agreement;

                  (y)      the  real  property  and  related  fixtures  and  any
                           equipment   located  at  the  Data  Centers  and  the
                           proceeds thereof; and

                  (z) funds held back by a lender from the proceeds of a Debt Issuance in an escrow or collateral account for the purpose of paying interest on such Debt as it accrues.

         Upon the request of Debtor, without the requirement of consent or agreement of any Lender, the Secured Party shall promptly execute (A) such releases or other terminations of Liens as may be necessary to terminate the Liens granted to the Secured Party under the Security Documents in any of the Property described in the foregoing clauses (x), (y) and (z) or (B) such agreements as may be necessary to provide assurance that the Property described in the foregoing clauses (x), (y) and (z) is not Collateral pledged to Secured Party or any Lender. If the Debt secured by a Permitted Lien encumbering any Property of the type described in the foregoing clauses (x), (y) and (z) shall be paid in full and the Permitted Lien on such Property is released (other than in connection with a refinancing of such Debt where the grant of a Permitted Lien to secure such refinancing Debt is contemplated) or if a Permitted Lien does not encumber the Lucent Equipment by November 30, 2000, the Debtor shall and shall cause its Subsidiaries to take such action as the Secured Party may reasonably require to cause the Liens of the Security Documents to encumber the Property in question and for such Liens to be perfected and protected.

         Notwithstanding anything herein or in the other Security Documents to the contrary, to the extent this Agreement or any other Security Document purports to grant to the Secured Party a lien and security interest in any License held directly or indirectly by Debtor, now owned or hereafter acquired, the Secured Party shall only have a lien and security interest in such License at such times and to the extent that Debtor is permitted to grant a security interest therein under the applicable provisions of the Communications Act of 1934, as amended, and the rules and regulations of the FCC promulgated thereunder and other applicable law; provided, that any such lien and security interest shall to the extent permitted by applicable law be deemed effective as of the later of (i) the date of this Agreement or (ii) the date on which Debtor was assigned, or acquired control over, the applicable License.

         Section 2.3 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under the contracts, agreements, documents and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights or remedies hereunder shall not release Debtor from any of its duties or obligations under the contracts, agreements, documents and instruments included in the Collateral, and (c) Secured Party shall not have any indebtedness, liability or obligation under any of the contracts, agreements, documents and instruments included in the Collateral by reason of this Agreement, and Secured Party shall not be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 2.4 Delivery of Collateral. Debtor has delivered to Secured Party, endorsed in blank as appropriate, all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein as of the date hereof. Furthermore, within 10 days of Debtor gaining any rights in any additional Collateral having a value in excess of $100,000 the possession of which is necessary to perfect the security interest of Secured Party therein, all certificates or instruments representing or evidencing the Pledged Shares, any Instruments or Chattel Paper or any other Collateral including, without limitation, any Investment Property, shall be delivered to and held by or on behalf of Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, or held by a Securities Intermediary in a Securities Account pursuant to an agreement among Secured Party, Debtor and such Securities Intermediary which agreement establishes "control" (as defined in Article or Chapter 8 of the UCC) of such Securities Account with Secured Party in one (or more if Secured Party requests) of the manners prescribed in Section 8-106 of the UCC, all in form and substance reasonably satisfactory to Secured Party. After the occurrence and during the continuation of a Default or an Event of Default, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral in its possession for certificates or instruments of smaller or larger denominations.

                                    ARTICLE 3

                         Representations and Warranties

         To induce Secured Party and the Lenders to enter into this Agreement and the other Loan Documents, Debtor represents and warrants that:

         Section 3.1 Title. Debtor is, and with respect to Collateral acquired after the date hereof Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien or other encumbrance, except for those Permitted Liens (if any) which are expressly permitted to attach to the Collateral in accordance with the Credit Agreement and Liens in favor of Secured Party and provided, that this Section 3.1 does not apply to Intellectual Property (which is addressed in Section 3.8 below).

         Section 3.2 Accounts. Unless Debtor has given Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an Account with a value in excess of $250,000, Debtor shall be deemed to have represented and warranted to Secured Party as to each of such Accounts at the time of its creation that, to the best knowledge of Debtor, (a) each such Account is genuine and in all respects what it purports to be, (b) each such Account represents the legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor,
(c) except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, the amount of each such Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, no such Account is subject to any offset, counterclaim or other defense.

         Section 3.3 Financing Statements. Debtor has not signed any financing statement, security agreement or other Lien instrument covering all or any part of the Collateral, except as may have been filed in favor of Secured Party pursuant to either the Original Security Agreement or this Agreement and except for financing statements evidencing Permitted Liens. Except as otherwise disclosed on Schedule 5, Debtor does not do business and has not done business within the past five years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

         Section 3.4 Principal Place of Business. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor shown at the beginning of this Agreement.

         Section 3.5 Location of Collateral. All Inventory (except Inventory in transit) and Equipment (other than vehicles) of Debtor constituting Collateral having a value in excess of $100,000 is located at the places specified on
Schedule 4. Debtor shall give written notice to Secured Party at least 30 days prior to the date any such Inventory and/or Equipment is located at any location other than as set forth on Schedule 4. Except for warehousing and co-location arrangements, Debtor has exclusive possession and control of its Inventory and Equipment. None of such Inventory (other than Inventory as to which all Documents evidencing such Inventory have been delivered to Secured Party) or Equipment (other than vehicles) of Debtor constituting Collateral is evidenced by a Document (including, without limitation, a negotiable document of title).

         Section 3.6 Perfection. Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 6, the filing of a Patent Security Agreement (if any) and a Trademark Security Agreement (if any) with the United States Patent and Trademark Office, the filing of a Copyright Security Agreement (if any) with the United States Copyright Office, and upon Secured Party's obtaining possession of the Pledged Shares (or obtaining "control" (as such term is defined in Article or Chapter 8 of the UCC) of the Pledged Shares in one (or more if Secured Party so requests) of the manners prescribed in Section 8-106 of the UCC) and all other Instruments, Chattel Paper and Security Certificates of Debtor constituting Collateral, the security interest in favor of Secured Party created herein will constitute a valid and perfected Lien upon and security interest in the Collateral (except for (a) vehicles covered by certificates of title, and (b) other Property excluded from the application of Article or Chapter 9 of the UCC by Section 9-104 of the UCC, including, without limitation, fixtures and deposit accounts), subject to no equal or prior Liens except for Permitted Liens.

         Section 3.7       [intentionally omitted]

         Section 3.8       Intellectual Property.

                  (a) The information contained on Schedule 1 in respect of Federally registered Trademarks, registered Copyrights and issued Patents, is true, correct and complete.

                  (b) Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property set forth on Schedule 1 (consisting of Federally registered Trademarks, registered Copyrights and issued Patents) free and clear of any Liens, including, without limitation, any pledges, assignments, licenses, user agreements and covenants by Debtor not to sue third Persons, other than Permitted Liens.

                  (c) To Debtor's best knowledge, no claim has been made that the use of any of the Intellectual Property set forth on Schedule 1 violates or may violate the rights of any third Person.

                  (d) Each of the Patents and Trademarks identified on Schedule 1 as being registered has been properly registered with the United States Patent and Trademark Office and each of the Copyrights identified on Schedule 1 as being registered has been properly registered with the United States Copyright Office.

         Section 3.9       Pledged Shares and Instruments.

                  (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the jurisdiction of incorporation or organization of the issuers thereof. To the best knowledge of Debtor, the Instruments have been duly authorized and validly issued by the obligor thereunder and constitute legally enforceable indebtedness of the obligor thereunder.

                  (b) Debtor is the legal and beneficial owner of the Pledged Shares and the Instruments, free and clear of any Lien (other than the Lien created by the Original Security Agreement or this Agreement), and Debtor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares or the Instruments.

                  (c) On the date hereof, the Pledged Shares constitute the percentage of the issued and outstanding Capital Stock of the issuers thereof indicated on Schedule 3, as such Schedule 3 may from time to time be supplemented, amended or modified.

         Section 3.10  Investment  Property.  As of the date of this  Agreement,
Schedule 2 contains a complete and accurate description of all Investment Property owned by Debtor.

                                    ARTICLE 4

                                    Covenants

         Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full, the obligations of Secured Party under the Loan Documents and all Commitments of the Lenders have expired or have been terminated:

         Section 4.1 Encumbrances. Except as otherwise permitted by the terms of the Credit Agreement relating to disposition of assets, Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral except for Permitted Liens, and shall defend Debtor's rights in the Collateral and Secured Party's pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons.

Subject to the creation or existence of Permitted Liens under the Credit Agreement, Debtor shall do nothing to impair the rights of Secured Party in the Collateral.

         Section 4.2       [intentionally omitted]

         Section 4.3 Disposition of Collateral. Except as expressly permitted by the terms of the Credit Agreement, Debtor shall not sell, lease, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of Secured Party.

         Section 4.4 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral, and, to the extent any of the Collateral at any time constitutes Investment Property, then Debtor shall cause Secured Party to obtain "control," as defined in Article or Chapter 8 of the UCC, of such Collateral in one (or more, if Secured Party so requests) of the manners prescribed in Section 8-106 of the UCC. Debtor and Secured Party agree that the grant of the security interest in the Investment Property pursuant to this Agreement shall have the effect of a delivery of such securities to Secured Party pursuant to Section 8-301 of the UCC, and the effect of a taking of delivery by Secured Party of such Collateral in accordance with Section 8-302 of the UCC. Except as otherwise expressly permitted by the terms of the Credit Agreement relating to disposition of assets and except for Permitted Liens, Debtor agrees to defend the title to the Collateral and the Lien thereon of Secured Party against the claim of any other Person and to maintain and preserve such Lien. Without limiting the generality of the foregoing, Debtor shall (a) execute and deliver to Secured Party such financing statements as Secured Party may from time to time require; (b) deliver and pledge to Secured Party all Documents (including, without limitation, all documents of title) evidencing Inventory or Equipment having a value in excess of $100,000 (except for certificates of title covering vehicles unless otherwise required by Secured Party) and cause Secured Party to be named as lienholder on all such Documents; (c) deliver and pledge to Secured Party all Instruments and Chattel Paper of Debtor having a value in excess of $100,000 with any necessary endorsements; and (d) execute and deliver to Secured Party such other agreements, documents and instruments as Secured Party may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents. In the event Debtor fails, upon request of Secured Party, to promptly (and in any event within two days of such request) execute and file one or more financing or continuation statements, and/or amendments thereto, relating to all or any part of the Collateral, Debtor authorizes Secured Party to file such financing or continuation statements, and/or amendments thereto without the signature of Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 4.5 Insurance. Debtor shall maintain insurance in the types and amounts, and under the terms and conditions, specified in Section 8.5 of the Credit Agreement. If applicable, recoveries under any such policy of insurance shall be paid as provided in the Credit Agreement.

         Section 4.6 Bailees. If any of the Collateral is at any time in the possession or control of any warehouseman, bailee or any of Debtor's agents or processors, Debtor shall, at the request of Secured Party, notify such warehouseman, bailee, agent or processor of the security interest created hereunder and shall instruct such Person to hold such Collateral for Secured Party's account subject to Secured Party's instructions.

         Section 4.7 Inspection Rights. Debtor shall permit Secured Party and its representatives and agents, during normal business hours and upon reasonable notice to Debtor, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. The Debtor will authorize its accountants in writing (with a copy to the Secured Party) to comply with this Section. The Secured Party and/or its representatives may, at any time and from time to time at Debtor's expense, conduct field exams for such purposes as the Secured Party may reasonably request during normal business hours and upon reasonable notice to Debtor.

         Section 4.8       [intentionally omitted]

         Section 4.9 Corporate Changes. Debtor shall not change its name, identity or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to protect its Liens and the perfection and priority thereof. Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.10 Books and Records; Information. Debtor shall maintain appropriate books of records and accounts in accordance with GAAP consistently applied in which true, full and correct entries will be made of its dealings and business affairs. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may reasonably request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. To the extent required by Section 4.4, Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

         Section 4.11      Equipment and Inventory.

                  (a) Debtor shall keep the Equipment (other than vehicles) and Inventory (other than Inventory in transit) constituting Collateral and having a value in excess of $100,000 at the locations specified on
         Schedule 4 or at such other places within the U.S. where all action required to perfect Secured Party's security interest in such Equipment and Inventory with the priority required by this Agreement shall have been taken; provided that if any such Equipment (other than vehicles) or Inventory (other than Inventory in transit) is being relocated to any jurisdiction where the security interest of Secured Party under this Agreement has not been previously perfected, then in such case Debtor shall deliver prompt (and in any event within not less than 30 days) notice thereof to Secured Party.

                  (b) Debtor shall maintain the material Equipment and Inventory constituting Collateral in good condition and repair (ordinary wear and tear excepted) and in accordance with the terms of the Credit Agreement. Debtor shall not permit any waste or destruction of such Equipment or Inventory or any part thereof. Debtor shall not permit such Equipment or Inventory to be used in violation of any law, rule or regulation or the terms of any policy of insurance. Debtor shall not use or permit any of such Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

                  (c) Within 45 days of the end of each of Debtor's fiscal quarters, Debtor shall provide Secured Party with a report setting forth in reasonable detail any change during such preceding fiscal quarter of the location of any Equipment or Inventory (unless such location is one of the locations already specified on Schedule 4) constituting Collateral.

         Section 4.12 Warehouse Receipts Non-Negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral having a value in excess of $100,000, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Secured Party.

         Section 4.13 Notification. Debtor shall promptly notify Secured Party of (a) any Lien, encumbrance or claim (other than Permitted Liens) that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could reasonably be expected to have a material adverse effect on the Collateral or the security interest created hereunder.

         Section 4.14      [intentionally omitted]

         Section 4.15 Intellectual Property. Except with the written consent of Secured Party:

                  (a) If Debtor shall obtain rights to or become entitled to the benefit of any Intellectual Property not identified on Schedule 1, the provisions of this Agreement shall automatically apply thereto. Debtor shall undertake to modify or update
         Schedule 1 to include any such new Intellectual Property and hereby authorizes Secured Party to modify or update Schedule 1 to include any such new Intellectual Property in the event Debtor fails to timely modify or update Schedule 1 upon written notice from Secured Party;

                  (b) Upon the  occurrence  of any event that would  require any addition to or modification of Schedule 1 or upon the request of Secured Party, Debtor shall furnish to Secured Party statements and schedules further identifying the Intellectual Property and such other items in connection with the Intellectual Property as Secured Party may request. Promptly upon the request of Secured Party, Debtor shall modify this Agreement by amending Schedule 1 to include any Intellectual Property that becomes part of the Collateral;

                  (c) If an Event of Default shall have occurred and be continuing, Debtor shall use its best efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise its rights and remedies with respect to the Intellectual Property; and

                  (d) Debtor shall, at the request of Secured Party, execute and deliver to Secured Party a Copyright Security Agreement, a Patent Security Agreement, a Trademark Security Agreement and all other agreements, documents, instruments and other items as may be necessary for Secured Party to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. Debtor will, at any time and from time to time upon the request of Secured Party, execute and deliver to Secured Party all such other agreements, documents, instruments and other items as may be necessary or appropriate for Secured Party to create and perfect its security interest in the Intellectual Property and to make all appropriate filings with respect thereto.

         Section 4.16      Voting Rights, Distributions, Etc.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) Debtor  shall be entitled to exercise any and all
                  voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of any of the Pledged Collateral) pertaining to any of the Pledged Collateral or any part thereof; and

                           (ii) Unless an Event of Default  shall have  occurred
                  and be continuing, Debtor shall be entitled to receive and retain any and all dividends and interest paid in respect of any of the Collateral to the extent permitted by the Credit Agreement; provided, however, that any and all

                                    (A)  Restricted  Payments paid or payable in
                           violation of the terms of the Credit Agreement,

                                    (B)  Restricted  Payments  paid  or  payable
                           other than in cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                                    (C)  Restricted  Payments  hereafter paid or
                           payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                    (D)  cash   paid,   payable   or   otherwise
                           distributed in redemption of, or in exchange for, any Collateral,

         shall be, and shall be forthwith delivered to Secured Party to hold as, Collateral and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other Property or funds of Debtor and be forthwith delivered to Secured Party as
         Collateral in the same form as so received (with any necessary endorsement). All amounts (other than amounts described in clauses
         (ii)(A) through (D) above) received by Secured Party in respect of any Pledged Collateral shall be either (1) promptly released to Debtor, so long as no Default or Event of Default shall have occurred and be continuing or (2) if any Default or Event of Default shall have occurred and be continuing, held by Secured Party and (if an Event of Default shall have occurred and be continuing) applied as provided by the Credit Agreement. During the continuance of any Default, any dividends, interest or other distributions (whether in cash, securities, Property or otherwise) received by Debtor with respect to any Collateral shall be held by Debtor in trust for the benefit of Secured Party and, during the continuance of any Event of Default, upon the request of Secured Party, shall be delivered promptly to Secured Party to hold as Collateral, as Secured Party may in its discretion determine. If such Event of Default is waived or cured to the satisfaction of Secured Party, any such distributions received by Secured Party (except those of the types described in clauses (ii)(A) through (D) above which shall not be released to Debtor) shall be returned promptly to Debtor (provided that no other Default or Event of Default exists).

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) Secured Party may, without notice to Debtor, transfer or register in the name of Secured Party or any of its nominees any or all of the Collateral described in Section 2.1(i) or Section 2.1(k), the proceeds thereof (in cash or otherwise) and all liens, security, rights, remedies and claims of Debtor with respect thereto (collectively, the "Pledged Collateral") held by Secured Party hereunder, and Secured Party or its nominee may thereafter, after delivery of notice to Debtor, exercise all voting and corporate rights at any meeting of any corporation, partnership or other business entity issuing any of the Pledged Collateral and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation, partnership or other business entity issuing any of such Pledged Collateral or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged
                  Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for Property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options, and neither Secured Party nor any Lender shall be responsible for any failure to do so or delay in so doing.

                           (ii) All rights of Debtor to exercise  the voting and
                  other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4.16(a)(i) and to receive the dividends, interest and other distributions which it would otherwise be authorized to receive and retain pursuant to
                  Section 4.16(a)(ii) shall be suspended until such Event of Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, interest and other distributions.

                           (iii) All dividends, interest and other distributions
                  which are received by Debtor contrary to the provisions of this Section 4.16(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement).

                           (iv) Debtor shall execute and deliver (or cause to be
                  executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this
                  Section 4.16(b) and to receive the dividends, interest and other distributions which it is entitled to receive and retain pursuant to this Section 4.16(b). The foregoing shall not in any way limit Secured Party's power and authority granted pursuant to Section 5.1.

         Section 4.17      Transfers and Other Liens; Additional Investments.

                  (a) Except as may be expressly permitted by the terms of the Credit Agreement, Debtor shall not grant any option with respect to, exchange, sell or otherwise dispose of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral except for the Liens created hereby and Permitted Liens.

                  (b) Debtor agrees that it will (i) cause its U.S. Subsidiaries
         not  to  issue  any  Capital  Stock,   notes  or  other  securities  or
         instruments  in addition to or in  substitution  for any of the

         Pledged Shares, except (A) with prior written notice to Secured Party, to Debtor or (B) with the written consent of Secured Party, to any Person other than Debtor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such Capital Stock, notes or other securities or instruments issued to Debtor or received in addition to or substituted for any of the Pledged Collateral, and (iii) promptly (and in any event within three Business
         Days) deliver to Secured Party an Amendment, duly executed by Debtor, in substantially the form of Exhibit D (an "Amendment"), in respect of such Capital Stock, notes or other securities or instruments, together with all certificates, notes or other securities or instruments representing or evidencing the same. Debtor hereby (1) authorizes Secured Party to attach each Amendment to this Agreement, and (2) agrees that all such Capital Stock, notes or other securities or instruments listed on any Amendment delivered to Secured Party shall for all purposes hereunder constitute Pledged Collateral.

         Section 4.18 Possession; Reasonable Care. Regardless of whether a Default or an Event of Default has occurred or is continuing, Secured Party shall have the right to hold in its possession all Instruments, Chattel Paper and Pledged Collateral pledged, assigned or transferred hereunder and from time to time constituting a portion of the Collateral. Secured Party may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be Debtor or an Affiliate of Debtor) to hold physical custody, for the account of Secured Party, of any or all of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own Property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Following the occurrence and during the continuation of an Event of Default, Secured Party shall be entitled to take possession of the Collateral.

         Section 4.19 Acknowledgment of Collateral Assignment of Deposit Accounts. Debtor shall deliver to Secured Party, within 45 days of the execution hereof and at any time as Secured Party may request thereafter, acknowledgment by each financial institution in which any Deposit Account is held or maintained that the collateral assignment of such Deposit Account has been recorded in the books and records of such financial institution, and that Secured Party shall have dominion and control over such Deposit Account, such acknowledgment to be in form and substance satisfactory to Secured Party.

         Section 4.20 Statement of Account on Deposit Accounts. Debtor shall, from time to time upon written request of Secured Party, provide to Secured Party a copy of any requested statement of account on any Deposit Account received by Debtor from the financial institution in which a Deposit Account is held or maintained. At Secured Party's request, Debtor will use its reasonable efforts to make such arrangements as are necessary or appropriate in order to enable Secured Party to access such information by inquiry of an officer or other representative of any such financial institution or via any automated information system which may be maintained by such financial institution.

                                    ARTICLE 5

                             Rights of Secured Party

         Section 5.1 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take, after the occurrence and during the continuance of an Event of Default, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to or the consent of Debtor:

                  (a) to demand, sue for, collect or receive, in the name of Debtor or in its own name, any money or Property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance set forth, specified or required by the Credit Agreement;

                  (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                  (c) to notify post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open and dispose of mail addressed to Debtor;

                  (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct, provided, that Secured Party shall use reasonable efforts to give Debtor prior notice of the form of any such communication and Debtor shall have one (1) business day from receipt of such notice to provide input as to the form of such communication, which input may be accepted or rejected in the reasonable discretion of Secured Party; (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;
         (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the
         Collateral; (iv) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other Property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety or other party to any of the Collateral;
         (ix) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property; (xi) to endorse Debtor's name on all applications, documents, papers and instruments necessary or desirable in order for Secured Party to use any of the Intellectual Property; (xii) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including, without limitation, claims under any policy of insurance); and (xiii) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with its terms. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law except for gross negligence or willful misconduct or as set forth in Section 4.18. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

         Section 5.2 Set-off. Each of Secured Party and the Lenders shall, after the occurrence and during the continuation of an Event of Default, have the right to set-off and apply against the Obligations, at any time and without notice to Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from any of Secured Party or the Lenders to Debtor and although such Obligations may be unmatured. The rights and remedies of Secured Party and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) that Secured Party and the Lenders may have.

         Section 5.3       [intentionally omitted]

         Section 5.4 Performance by Secured Party. If Debtor shall fail to perform any covenant or agreement contained in this Agreement, Secured Party may perform or attempt to perform such covenant or agreement on behalf of Debtor. In such event, Debtor shall, at the request of Secured

Party, promptly pay any amount expended by Secured Party in connection with such performance or attempted performance to Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any indebtedness, liability or obligation of Debtor under this Agreement.

         Section 5.5 License. If no Event of Default shall have occurred and be continuing, Debtor shall have the exclusive, non-transferable right and license to use the Intellectual Property in the ordinary course of business and the exclusive right to grant to other Persons licenses and sublicenses with respect to the Intellectual Property for full and fair consideration. Debtor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted under this Section 5.5 without the prior written consent of Secured Party.

         Section 5.6 Change of Depository. In the event of the termination by any financial institution in which any Deposit Account is maintained of any agreement with or for the benefit of Secured Party, or if any such financial institution shall fail to comply with any material provisions of any such agreement or any instructions of Secured Party in accordance with any such agreement or this Agreement, or if Secured Party determines in its reasonable discretion that the financial condition of any such financial institution has materially deteriorated, Debtor agrees to transfer the affected Deposit Account(s) to another financial institution reasonably acceptable to Secured Party and cause such substitute financial institution to execute such agreements as Secured Party may require, in form and substance acceptable to Secured Party, to ensure that Secured Party has a perfected, first priority collateral assignment of or security interest in the Deposit Account(s) held with such substitute financial institution. If any affected Deposit Account is a lockbox account, Debtor agrees to notify its account debtors promptly to remit all payments which were being sent to the terminated Deposit Account directly to the substitute Deposit Account.

         Section 5.7 Collection of Deposit Accounts. After the occurrence and during the continuation of an Event of Default, upon written demand from Secured Party to any financial institution in which any of the Deposit Accounts are maintained, each such financial institution is hereby authorized and directed by Debtor to make payment directly to Secured Party of the funds in or credited to the Deposit Accounts, or such part thereof as Secured Party may request, and each such financial institution shall be fully protected in relying upon the written statement of Secured Party that an Event of Default has occurred and is continuing and that the Deposit Accounts are at the time of such demand assigned hereunder and that Secured Party is entitled to payment of the Obligations therefrom. Secured Party's receipt for sums paid to it pursuant to such demand shall be a full and complete release, discharge and acquittance to the depository or other financial institution making such payment to the extent of the amount so paid. Debtor hereby authorizes Secured Party, upon (a) the occurrence and during the continuation of an Event of Default consisting of Debtor's failure to make payment of any of the Obligations, or any part thereof, or (b) any acceleration of the maturity of the Obligations upon the occurrence of any Event of Default, each as provided in the Credit Agreement, including, without limitation pursuant to Section 11.1(a) or Section 11.2(a) of the Credit Agreement, (i) to withdraw, collect and receipt for any and all funds, securities or other investments on deposit in or payable on the Deposit Accounts, (ii) on behalf of Debtor to endorse the name of Debtor upon any checks, drafts or other instruments payable to Debtor evidencing payment on the Deposit Accounts, and (iii) to surrender or present for notation of withdrawal the passbook, certificate or other documents issued to Debtor in connection with the Deposit Accounts. No power granted herein to Secured Party by Debtor shall terminate upon any disability of Debtor.

                                    ARTICLE 6

                                     Default

         Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies (subject to Section 6.3):

                  (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in any other Loan Document or by applicable law, Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or
         (ii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in such order as Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                  (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                  (c) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

                  (d) Secured Party may collect or receive all money or Property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (e) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                  (f) For purposes of enabling Secured Party to exercise its rights and remedies under this Section 6.1 and enabling Secured Party and its successors and assigns to enjoy the full benefits of the Collateral, Debtor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, assign, license or sublicense any of the Intellectual Property that constitutes a part of the Collateral, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof. This license shall also inure to the benefit of all successors, assigns and transferees of Secured Party.

                  (g) Secured Party may require that Debtor assign all of its right, title and interest in and to the Intellectual Property or any part thereof to Secured Party or such other Person as Secured Party may designate pursuant to documents satisfactory to Secured Party.

         Section 6.2       Registration Rights, Private Sales, Etc.

                  (a) If Secured Party shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to Section 6.1, Debtor agrees that, upon the request of Secured Party (which request may be made by Secured Party in its sole discretion), Debtor will, at its own expense:

                           (i) execute and deliver,  and use its best efforts to
                  cause each issuer of any of the Pledged Shares contemplated to be sold and the directors and officers thereof to execute and deliver, all such agreements, documents and instruments, and do or cause to be done all such other acts and things, as may be reasonably necessary or, in the reasonable opinion of Secured Party, advisable to register such Pledged Shares under the provisions of the Securities Act (as hereinafter defined) and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                           (ii) if reasonably  necessary  or, in the  reasonable
                  opinion of Secured Party, advisable, use its best efforts to qualify such Pledged Shares under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Pledged Shares, as requested by Secured Party;

                           (iii) if reasonably  necessary or, in the  reasonable
                  opinion of Secured Party, advisable, cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                           (iv) do or cause to be done all such  other  acts and
                  things as may be reasonably necessary or appropriate to make such sale of the Pledged Shares or any part thereof valid and binding and in compliance with applicable law; and

                           (v) bear all reasonable costs and expenses, including
                  reasonable attorneys' fees, of carrying out its obligations under this Section 6.2.

                  (b) Debtor recognizes that Secured Party may be unable to effect a public sale of any or all of the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Shares for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither Secured Party nor the Lenders shall be under any obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer of such securities to register such securities under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.

                  (c) Debtor  further  agrees to do or cause to be done,  to the extent that Debtor may do so under applicable law, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Shares valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense. Debtor further agrees that a breach of any of the covenants contained in this Section 6.2 will cause irreparable injury to Secured Party and the Lenders and that Secured Party and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 6.2 shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) Debtor's failure to perform such covenants will not cause irreparable injury to Secured Party and the Lenders or (ii) Secured Party and the Lenders have an adequate remedy at law in respect of such breach. Debtor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Secured Party and the Lenders by reason of a breach of any of the covenants contained in this
         Section 6.2 and, consequently, agrees that, if Debtor shall breach any of such covenants and Secured Party or any Lender shall sue for damages for such breach, Debtor shall pay to Secured Party or such Lender, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Pledged Shares on the date Secured Party or such Lender shall demand compliance with this Section 6.2.

                  (d) DEBTOR HEREBY AGREES TO INDEMNIFY, PROTECT AND SAVE HARMLESS SECURED PARTY AND THE LENDERS AND ANY CONTROLLING PERSONS THEREOF WITHIN THE MEANING OF THE SECURITIES ACT FROM AND AGAINST ANY AND ALL LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES (INCLUDING REASONABLE COUNSEL FEES AND DISBURSEMENTS) ARISING UNDER THE SECURITIES ACT, THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, ANY APPLICABLE STATE

         SECURITIES STATUTE, OR AT COMMON LAW, OR PURSUANT TO ANY OTHER APPLICABLE LAW IN CONNECTION WITH THE SALE OF ANY SECURITIES OR THE EXERCISE OF ANY OTHER RIGHT OR REMEDY OF SECURED PARTY, INSOFAR AS SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT MADE BY ANY LOAN PARTY IN CONNECTION WITH THE SALE OR PROPOSED SALE OF ANY PART OF THE COLLATERAL, OR ARISES OUT OF, OR IS BASED UPON, THE OMISSION OR ALLEGED OMISSION BY ANY LOAN PARTY TO STATE A MATERIAL FACT REQUIRED TO BE STATED IN CONNECTION THEREWITH OR NECESSARY TO MAKE THE STATEMENTS MADE NOT MISLEADING; PROVIDED, HOWEVER, THAT DEBTOR SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO DEBTOR BY SECURED PARTY OR ANY LENDER SPECIFICALLY FOR INCLUSION IN CONNECTION THEREWITH. THE FOREGOING INDEMNITY AGREEMENT IS IN ADDITION TO ANY INDEBTEDNESS,
         LIABILITY OR OBLIGATION THAT DEBTOR MAY OTHERWISE HAVE TO SECURED PARTY, ANY LENDER OR ANY CONTROLLING PERSON THEREOF.

         Section 6.3 Compliance with Laws. Notwithstanding anything to the contrary contained in any Loan Document or in any other agreement, instrument or document executed by Debtor and delivered to Secured Party, Secured Party will not take any action pursuant to this Agreement or any document referred to herein which would constitute or result in any assignment of any FCC license or any change of control (whether de jure or de facto) of Debtor if such assignment of any FCC license or change of control would require, under then existing law, the prior approval of the FCC or any other Governmental Authority without first obtaining such prior approval of the FCC or other Governmental Authority. Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, subject to the terms and conditions of this Agreement, Debtor agrees to take any action which Secured Party may request in order to obtain from the FCC or such other Governmental Authority such approval as may be necessary to enable Secured Party to exercise and enjoy the full rights and benefits granted to Secured Party by this Agreement and the other documents referred to above, including specifically, at the cost and expense of Debtor, the use of Debtor's best efforts to assist in obtaining approval of the FCC or such other Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC or such other Governmental Authority the assignor's or transferor's portion of any application or applications for consent to the assignment of license or transfer of control necessary or appropriate under the FCC's or such other Governmental Authority's rules and regulations for approval of (a) any sale or other disposition of the Collateral by or on behalf of Secured Party, or
(b) any assumption by Secured Party of voting rights in the Collateral effected in accordance with the terms of this Agreement.

                                    ARTICLE 7

                                  Miscellaneous

         Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors and permitted assigns, except that Debtor may not assign any of its rights, indebtedness, liabilities or obligations under this Agreement without the prior written consent of Secured Party.

         Section 7.3 Entire Agreement; Amendment . THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER
WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto, except as provided in Section 4.15(a).

         Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made, and shall be deemed effective, as provided in the Credit Agreement.

         Section 7.5 Governing Law; Submission to Jurisdiction; Service of Process. EXCEPT AS MAY BE EXPRESSLY STATED TO THE CONTRARY IN THE CREDIT
AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND EACH OF THE PARTIES HERETO CHOOSE THE LAWS OF THE STATE OF NEW YORK TO GOVERN THIS AGREEMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL. 1995) AND APPLICABLE LAWS OF THE U.S. DEBTOR HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF (A) THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, (B) ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, (C) THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND
(D) ANY TEXAS STATE COURT SITTING IN DALLAS COUNTY, TEXAS, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT

OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO DEBTOR AT ITS ADDRESS FOR NOTICES SET FORTH UNDERNEATH ITS SIGNATURE HERETO. DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         Section 7.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

         Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.9 Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 Construction. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

         Section 7.12 Termination. If all of the Obligations shall have been paid and performed in full and all Commitments of the Lenders shall have expired or terminated, Secured Party shall, upon the written request of Debtor, promptly execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor (without recourse and without any representation or warranty except as may be set forth in Section 4.18 and
Section 5.1) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         Section 7.13 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         Section 7.14 Amendment and Restatement. This Agreement shall constitute an amendment and restatement of all, but not an extinguishment, discharge, satisfaction or novation of any, indebtedness, liabilities and/or obligations (including, without limitation, the "Obligations" as such term is defined in the Original Security Agreement) of Debtor under the Original Security Agreement. All Liens created under and/or evidenced by this Agreement, with the same perfection and priority under this Agreement as existed under the Original Security Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                             DEBTOR:
                             ------

                             SAVVIS COMMUNICATIONS CORPORATION,
                             a Missouri corporation


                             By:      /s/ David J. Frear
                                --------------------------------------------
                             Name:    David J. Frear
                             Title:   Executive Vice President,
                                      Chief Financial Officer

                             Address for Notices:
                             -------------------
                             12851 Worldgate Drive
                             Herndon, Virginia 20170
                             Attention:  Chief Financial Officer
                             Telephone:  (703) 234-8000
                             Telecopy:   (703) 234-8309

                             with a copy (which shall not constitute notice) to:

                             717 Office Parkway
                             St. Louis, Missouri 63141
                             Attention:  General Counsel
                             Telephone:  (314) 468-7500
                             Telecopy:   (314) 468-7550



                             SECURED PARTY:
                             -------------

                             NORTEL NETWORKS INC.,
                             as Administrative Agent


                             By:      /s/ Mitchell L. Stone
                                --------------------------------------------
                             Name:    Mitchell L. Stone
                             Title:   Director, Customer Finance

                             Address for Notices:
                             -------------------
                             Nortel Networks Inc.
                             Mail Stop 991 15 A40
                             2221 Lakeside Boulevard
                             Richardson, Texas 75082-4399
                             Attention:  Mitchell L. Stone
                                         Director, Customer Finance
                             Telephone:  972-684-0395
                             Telecopy:   972-684-3679

                             and

                             Nortel Networks Inc.
                             Mail Stop 468/05/B40
                             2100 Lakeside Blvd.
                             Richardson, Texas  75082-4399
                             Attention:  Kimberly Poe
                                         Director, Loan Administration
                             Telephone:  972-684-7687
                             Telecopy:   972-685-3613

STATE OF VIRGINIA

COUNTY OF FAIRFAX


         This instrument was acknowledged before me this 13th day of September, 2000, by David J. Frear, the Executive Vice President, Chief Financial Officer of SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation, on behalf of such corporation.


         [SEAL]                   /s/ Inga C. Tracy
                                  ----------------------------------------------
                                  Notary Public in and for the State of Virginia Print Name: Inga C. Tracy

My commission expires: 04/30/04
                      ---------




STATE OF TEXAS

COUNTY OF DALLAS


         This instrument was acknowledged before me this 13th day of September, 2000, by Mitchell L. Stone, the Director, Customer Finance of NORTEL NETWORKS INC., a Delaware corporation, on behalf of such corporation.


         [SEAL]                   /s/ Dianna L. Irish
                                  ----------------------------------------------
                                  Notary Public in and for the State of Texas
                                  Print Name: Dianna L. Irish

My commission expires: 07/05/02
                      ---------

                                                     SCHEDULE 1

                                                INTELLECTUAL PROPERTY

====================================================================================================================================
                                                               PATENTS
------------------------------------------------------------------------------------------------------------------------------------
      Owner of Record           Country of       Patent         Application or     Registration or      Issue Date       Expiration
                                  Origin      Identification    Registration No.      Filing Date        (if known)          Date
------------------------------------------------------------------------------------------------------------------------------------
None.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

====================================================================================================================================
                                                             PATENT LICENSES
------------------------------------------------------------------------------------------------------------------------------------
               Name of Agreement                                Patent                                  Date of Agreement
------------------------------------------------------------------------------------------------------------------------------------
None.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                TRADEMARKS
------------------------------------------------------------------------------------------------------------------------------------
Trademark               Country               Filing       Application     Registration    Registration         Status      Class/
                                               Date           Number           Date            Number                       Goods
------------------------------------------------------------------------------------------------------------------------------------
Diamond.Net ISP, Inc.   USA                  3/28/1997      75/266,524       02/10/1998      2,135,966        Registered    38
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Argentina            08/10/1999     2,233,944                                         Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Australia            09/01/1999     805747                                            Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Austria              08/09/1999     AM 4944/99                                        Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Benelux              08/13/1999     944.192                                           Pending       38,42
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Bermuda              09/28/1999     31093                                             Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Brazil               10/20/1999     N/A                                               Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Canada               08/06/1999     N/A                                               Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Cayman Islands       08/06/1999     N/A                                               Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Chile                09/28/1999     462.343          02/23/2000      562.134          Registered    36
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  China                10/26/1999     9900126680                                        Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Colombia             08/06/1999     99055381                                          Pending
------------------------------------------------------------------------------------------------------------------------------------


                                                                 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                TRADEMARKS
------------------------------------------------------------------------------------------------------------------------------------
Trademark               Country               Filing       Application     Registration    Registration         Status      Class/
                                               Date           Number           Date            Number                       Goods
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Denmark              08/10/1999     VA 1999 03241    06/02/2000      VR 2000 02409    Registered    9,38,42
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Finland              08/13/1999     T199902524                                        Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  France               08/10/1999     99 807 353       08/10/1999      99 807 353       Registered
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Germany              08/11/1999     39948151.6/38    02/24/2000      399 48 151       Registered
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Greece               12/27/1999     142742                                            Pending       38,42
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Hong Kong            09/02/1999     99/12015         09/02/1999      6116/2000        Registered
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  India                09/08/1999     875438                                            Pending       16
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Indonesia            08/10/1999     J99-14299                                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Ireland              08/09/1999     99/2711                                           Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Italy                08/06/1999     N/A                                               Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Japan                09/24/1999     78023/1999                                        Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Malaysia             09/27/1999     99/09513                                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Mexico               08/19/1999     387764                                            Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  New Zealand          08/06/1999     314238                                            Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Norway               08/10/1999     99.07982         11/10/1999      704.008          Registered
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Oman                 08/22/1999     20718                                             Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Panama               01/07/2000     104756                                            Pending       42
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Peru                 08/26/1999     90061             2/14/2000      20335            Registered
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Philippines          08/06/1999     4-1999-000576                                     Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Portugal             05/22/2000     346732                                            Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Qatar                08/22/1999     21227                                             Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Saudi Arabia         01/30/2000     62338                                             Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Singapore            08/11/1999     T99/08532F                                        Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  South Africa         08/11/1999     99/14532                                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  South Korea          08/11/1999     99-11609                                          Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Spain                11/04/1999     2268139                                           Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Sweden               08/11/1999     99-05606                                          Pending       35,38,42
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Switzerland          08/10/1999     07169/1999                                        Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Taiwan               08/06/1999     N/A                                               Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Thailand             09/28/1999     399301                                            Pending       38
------------------------------------------------------------------------------------------------------------------------------------


                                                                 40

------------------------------------------------------------------------------------------------------------------------------------
                                                                TRADEMARKS
------------------------------------------------------------------------------------------------------------------------------------
Trademark               Country               Filing       Application     Registration    Registration         Status      Class/
                                               Date           Number           Date            Number                       Goods
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Trinidad & Tobago    08/06/1999     N/A                                               Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  United Arab EMR      02/14/2000     35012                                             Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  United Kingdom       08/12/1999     2205574                                           Pending       38
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  Venezuela            03/30/2000     2000-005288                                       Pending
------------------------------------------------------------------------------------------------------------------------------------
Savvis                  USA                  10/06/1999     75/816754
------------------------------------------------------------------------------------------------------------------------------------
Savvis Communications   USA                  11/26/1996     75/204,404       04/07/1998      2,148,947        Registered    38
------------------------------------------------------------------------------------------------------------------------------------
BPP                     USA                  03/16/1998     75/451055
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Design    USA                  03/28/1997     75/266524        02/10/1998      2135966
------------------------------------------------------------------------------------------------------------------------------------
Privatenap              USA                  10/06/1999     75/816756
------------------------------------------------------------------------------------------------------------------------------------
Proactive Network       USA                  10/06/1999     75/816557
------------------------------------------------------------------------------------------------------------------------------------
Proconnect              USA                  10/06/1999     75/816511
------------------------------------------------------------------------------------------------------------------------------------
Prolink                 USA                  10/06/1999     75/816915        07/04/2000      2364749
------------------------------------------------------------------------------------------------------------------------------------
Promanaged              USA                  10/06/1999     75/816755
------------------------------------------------------------------------------------------------------------------------------------
Promanaged Plus         USA                  10/06/1999     75/816753
------------------------------------------------------------------------------------------------------------------------------------
Prosecure               USA                  10/06/1999     75/816560
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                            TRADEMARK LICENSES
------------------------------------------------------------------------------------------------------------------------------------
               Name of Agreement                               Parties                                  Date of Agreement
------------------------------------------------------------------------------------------------------------------------------------
None.
====================================================================================================================================

====================================================================================================================================
                                                                COPYRIGHTS
====================================================================================================================================
      Owner of Record         Country of          Copyright       Applications or    Registration or   Expiration Date       Title
                             Registration                         Registration No.     Filing Date
====================================================================================================================================
None.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

====================================================================================================================================
                                                            COPYRIGHT LICENSES
====================================================================================================================================
           Name of Agreement                               Copyright                                    Date of Approval
====================================================================================================================================
None.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

====================================================================================================================================
                                                              SERVICE MARKS
====================================================================================================================================
Superior Performance
By Design (sm)
------------------------------------------------------------------------------------------------------------------------------------
SAVVIS ProActive Network (sm)
------------------------------------------------------------------------------------------------------------------------------------
SAVVIS ProConnect (SM)
------------------------------------------------------------------------------------------------------------------------------------
SAVVIS ProManaged (sm)
------------------------------------------------------------------------------------------------------------------------------------
PrivateNaps (sm)
------------------------------------------------------------------------------------------------------------------------------------
ProSecure (sm)
------------------------------------------------------------------------------------------------------------------------------------
Financial Xchange (tm)
------------------------------------------------------------------------------------------------------------------------------------
SNA-2-Xchange (tm)
------------------------------------------------------------------------------------------------------------------------------------
Intelligent IP Networking for Dynamic Companies (sm)
====================================================================================================================================

                                   SCHEDULE 2

                DEPOSIT ACCOUNTS AND CERTAIN INVESTMENT PROPERTY

--------------------------------------------------------------------------------
Account Type                 Bank or Financial Institution      Account Number
--------------------------------------------------------------------------------
Operating Account            Bank of America                    10177024368
--------------------------------------------------------------------------------
Payroll Account              Bank of America                    5045202680
--------------------------------------------------------------------------------
Lockbox                      Bank of America                    DDA 010177024368
                                                                Lockbox ID 2880
--------------------------------------------------------------------------------

                                   SCHEDULE 3

                                 PLEDGED SHARES

====================================================================================================================

                                                                                 Number of         Percentage of
                             Class of                                            Shares or      Outstanding Shares
        Issuer             Capital Stock    Certificate No(s).    Par Value      Interests         or Interests
====================================================================================================================
None.
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

                                   SCHEDULE 4

                      LOCATIONS OF INVENTORY AND EQUIPMENT


Attached.

------------------------------------------------------------------------------------------------------------------------------------
       LEVEL (3) COMMUNICATIONS
------------------------------------------------------------------------------------------------------------------------------------
  #    CODE   FACILITY NAME   ADDRESS                              CITY       ST/PR   ZIP/POST    CLLI CODE    LATITUDE  LONGITUDE
------------------------------------------------------------------------------------------------------------------------------------
  1     AGU   Agua Caliente   MP 852 RR ROW                       Buckeye       AZ      85326      BCKYAZ02     33.2707  -112.9710

  2     AKN       Akron       106-110 S Arlington Street           Akron        OH      44306      AKRNOH81     41.0690   -81.4906

  3     ALB       Albany      314 North Pearl                     Albany        NY      12207      ALBYNYVP     42.6605   -73.7472

  4     ABN       Albion      14267 Hutchison Road                Albion        MI      49224      ALBNMIBL     42.2266   -84.6624

  5     AMR      Amarillo     1401 SE 3rd Street                 Amarillo       TX      79107      AMRLTX21     35.2085  -101.8193

  6     ACO       Ancho       US Hwy 54 & AO 14                  Carrizozo      NM      88301      CRZZNMAC     33.8825  -105.8217

  7     ARK    Arkadelphia    712 Post Oak Road                 Arkadelphia     AR      71923      ARKDARBY     34.2184   -93.0254

  8     ASH      Ashtola      11451 County Road LL               Clarendon      TX      79226      GDNGTX01     34.9893  -101.0047

  9     ATL      Atlanta      345 Courtland Street                Atlanta       GA      30303      ATLNGAHP     33.7590   -84.3834

  10    AUB       Auburn      199 Washington Street               Auburn        MA      01609      AUBNMAEJ     42.2046   -71.8124

  11    AUS       Austin      4207 Smith School Rd.               Austin        TX      78741      AUSUTXLL     30.2005   -97.7094

  12    BKF    Bakersfield    7731 Dimiller Dr.                 Bakersfield     CA      93307      BKFECAEP     35.3478  -118.9171

  13    BAL     Baltimore     300 W. Lexington Street,
                                3rd Floor                        Baltimore      MD      21201      BLTMMDSN     39.2917   -76.6197

  14    BNK      Bannock      10015 State Road 7               Boynton Beach    FL      33437      BYBHFLGH     26.5246   -80.2058

  15    BAR      Barstow      S W Hwy 247 & Boulder Road      Stoddard Valley   CA      92311                   34.7457  -117.0203

  16    BRT      Bartlett     857 North Dalton (Hwy 95)          Bartlett       TX      76511      BRTLTX01     30.8005   -97.4257

  17    BRG    Baton Rouge    9987 Burbank Drive                Baton Rouge     LA      70810      BTRGLA71     30.3569   -91.1198

  18    BEC    Beekmantown    475 Ashley Road                   Beekmantown     NY      12901      BKTWNYAF     44.7864   -73.4786

  19    BIR     Birmingham    6th Street and 5th Ave            Birmingham      AL      35233      BRHOALOH     33.4992   -86.8207

  20    BSC       Biscoe      E I-40 (S side)
                                & Biscoe Farm Road                Biscoe        AR      72017      BISCARAB     34.8452   -91.3984

  21    BLM    Bloomington    3206 Springtown                   Bloomington     IL      61704      BLTNIL06     40.4293   -89.0381

  22    BLN    Blountsville   S Hwy 231 where Carter
                                and Baily St.                  Blountsville     AL      35031      BUVLALAB     34.0971   -86.5786

  23    BOG       Bogart      E or behind 2154 Savage Road        Bogart        GA      30622      BGRTGABE     33.9800   -83.5342

  24    BOI       Boise       435 W McGregor Drive                 Boise        ID      97914      BOISID96     43.5668  -116.1919

  25    BOS       Boston      300 Bent Street                    Cambridge      MA      02142      CMBRMAOR     42.3675   -71.0869

  26    BDG       Bridge      2775 South 2400 East                Bridge        UT      83342      BRDGID01     42.1309  -113.3253

  27    BRI    Bridgewater    Rt. 67 New Milford Rd.
                                & Ebow Brook Rd.                Bridgewater     CT      06752      BRWRCTAA     41.5448   -73.3549

  28    BRU       Bruce       9900 Block Hwy 20 West               Bruce        FL      32455      BRUCFLAA     30.4724   -85.9690

  29    BUF      Buffalo      240 Scott Street                    Buffalo       NY      14204      BFLPNYBF     42.8765   -78.8670

  30    BUR       Burney      37576 State Highway 299E            Burney        CA      96013      BRNYCAAK     40.8947  -121.6496

  31    CPO       Campo       30994 County Rd C                    Campo        CO      81029      CAMPCO01     37.0171  -102.5354

  32    CRY       Carey       7301 Loop 328                      Childress      TX      79201      CARYTX01     34.4814  -100.3369

  33    CRT       Carter      334 Front Street South              Carter        WY      82933      FTBRWY01     41.4386  -110.4254

  34    CVW     Centerview    160 SW 701                        Centerview      MO      64019      CNVWMO01     38.7423   -93.8790

  35    CHM     Champlain     5801 County Road #20            West Hawkesbury   ON       --        WHWKONAA     45.5347   -74.6969

  36    CLT     Charlotte     4021 Rose Lake Road                Charlotte      NC      28217      CHRLNCRL     35.1773   -80.9251

  37    CHA   Chassahowitzka  SE Corner US 19
                                & Kelso Street                  Brooksville     FL      34614      BKVLFLEQ     28.6652   -82.5516

  38    CMT      Chemult      1/6 mi SE of 1st Street
                                on US 97                          Chemult       OR      97731      CHMLOR01     43.2135  -121.7822

  39    CHE     Chepachet     Route 44 Putnam Pike               Chepachet      RI      02814      CHPCRIAD     41.9051   -71.6390

  40    CHI      Chicago      111 N. Canal Street,
                                Suite 200                         Chicago       IL      60606      CHCGILGM     41.8836   -87.6394

  41    CHC      Chicopee     430 Sheridan Street               Springfield     MA      01020      SPFDMA49     42.1620   -72.5470

  42    CHF     Chiefland     6831 NW 115 Street                 Chiefland      FL      32626      CFLDFLAK     29.4969   -82.8853



                                                                 46

  43    CIN     Cincinnati    400 Pike Street                   Cincinnati      OH      45202      CNCNOHBV     39.1018   -84.5028

  44    CLA    Clarksville    14549 Hwy 20 West                 Blountstown     FL      32424      CLVLFLAA     30.4256   -85.1474

  45    CEM      Cle Elum     4110 Lower Peoh Point Road         Cle Elum       WA      98922      CLELWAAO     47.1762  -120.8950

  46    CLE     Cleveland     4000 Chester Ave.                  Cleveland      OH      44103      CLEVOH97     41.5053   -81.6583

  47    COL     Columbiana    2151 Creek Road                   Columbiana      OH      44408      CLBNOHAP     40.8719   -80.6395

  48    CLS       Colusa      210 10th Street                     Colusa        CA      95932      COLSCA03     39.2157  -122.0152

  49    CRN      Corning      702 South 2nd Avenue                Corning       CA      96021      SRNTLAAB     39.9285  -122.1790

  50    CNA       Corona      13599 Temescal Canyon Rd.           Corona        CA      91719      CORNCAJW     33.7378  -117.4228

  51    COR     Corsicana     2930 Fish Tank Road                Corsicana      TX      75110      CRSCTX02     32.1126   -96.4886

  52    CYS   Coyote Springs  39 miles N of Garnet
                                Junction on Hwy US                  NA          NV      89008                   36.9411  -114.9710

  53    CST     Crestview     3500 Block Hwy 90 East             Crestview      FL      32539      CRVWFLAY     30.7531   -86.4981

  54    CPT    Crown Point    950 ft. W of State Rd 55
                                on W 129th                      Crown Point     IN      46307      CRPNINCS     41.3837   -87.3583

  55    CUB     Culbertson    Taylor Street & Hwy. 6            Culbertson      NE      69024      CLSNNE01     40.2339  -100.8431

  56    CMB     Cumberland    700 Kelly Drive                   Cumberland      MD      21502      CMLDMDDM     39.6417   -78.7803

  57    DAC       Dacus       5408 North FM 1486                Montgomery      TX      77356      MTGMTX01     30.4438   -95.7917

  58    DGN      Dahlgren     5701 US Naval Surface
                                Weapons Center                  King George     VA      22485      KGGRVABH     38.3517   -77.0592

  59    DAL       Dallas      3180 Irving Boulevard               Dallas        TX      75204      DLLATX37     32.8072   -96.8687

  60    DCT     Deem City     HWY 27 South                       South Bay      FL      33430      PLBHFL02     26.3373   -80.5418

  61    DEL       Deland      4500 SR 11                      DeLeon Springs    FL      32130      DLSPFLAE     29.1332   -81.2855

  62    DLT       Delta       450 South 640 West                   Delta        UT      84624      DELTUTBC     39.3456  -112.5903

  63    DEN       Denver      1850 Pearl Street                   Denver        CO      80203      DNVTCO56     39.7456  -104.9794

  64    DET      Detroit      19675 W. Ten Mile Road            Southfield      MI      48075      SFLDMIDN     42.4736   -83.2383

  65    DEX       Dexter      7822 Second Street                  Dexter        MI      48103      DXTRMIBO     42.2979   -83.7464

  66    DNW     Dinwiddie     13011 Boydton Plank Road           Dinwiddie      VA      23841      DNWDVAAH     37.0988   -77.5653

  67    DMS       Dumas       6400 FM 722                          Dumas        TX      79029      DUMSTX01     35.8089  -102.0320

  68    DRN       Duran       19259 US Hwy. 54                   Cedarvale      NM      87009      CDVANMAA     34.4961  -105.3649

  69    DRK       Durkee      29094 Old Hwy 30                    Durkee        OR      97905      DURKORAA     44.5891  -117.4725

  70    FAM  E. Farmers Road  931 SR 31                           Arcadia       FL      33982      PHGRFL02     27.0199   -81.7624

  71    EBN    East Bernard   11901 90A West                   East Bernard     TX      77435      EBRNTX02     29.5382   -96.0049

  72    EGW      Edgewood     810 Southeast Front Street         Edgewood       TX      75117      EDWDTX01     32.6949   -95.8681

  73    EDS       Edison      72294 Rd 429                       Arapahoe       NE      68922      ARPHNE01     40.3067   -99.8000

  74    ELC     El Centro     1220 Industry Way LOT 5            El Centro      CA      92243      ELCNCACN     32.7822  -115.5311

  75    ESC     Escondido     Valley Pkwy & BNSF RR              Escondido      CA      92025      ESCNCAHI     33.1172  -117.0902

  76    EUG       Eugene      90430 Prairie Rd                    Eugene        OR      97402      EUGNOR13     44.1179  -123.1686

  77    FAC    Factoryville   9N & County Route 22C             Crown Point     NY      12928      CRPNNYAA     43.9478   -73.4169

  78    FER       Fergus      500 ft. SE of Franklin Rd,
                                80 ft to                          Merced        CA      95340      MRCDCAIJ     37.3195  -120.5395

  79    FLO      Flovilla     ---                               Monticello      GA      31064                   33.3168   -83.8383

  80    FTW     Fort Worth    1501 Jones Street                  Ft. Worth      TX      76102      FTWQTXXT     32.7480   -97.3230

  81    FRK     Frankfort     County Rd 50 & County Rd 3000      Frankfort      IN      46041      FRFTINBR     40.3292   -86.4935

  82    FRE     Frederick     Ballenger Creek Road               Frederick      MD      21703                   39.4000   -77.4330

  83    FRN       Fresno      249 East Napa Ave.                  Fresno        CA      93706      FRSMCA15     36.7472  -119.8152

  84    FCK       Frick       18900 County Road E               Las Animas      CO      81054      LSANCO03     37.6962  -103.0623

  85    FLD     Fruitland     Route 1, Fruitland Road
                                & Hwy 101                         Sunset        TX      76270      SNSTTX01     33.4973   -97.7944

  86    FTV     Fruitvale     330 Old Naches Hwy                  Yakima        WA      98908      YAKMWA09     46.6435  -120.5982

  87    GRY        Gary       9th Ave. & Jefferson Street          Gary         IN      46402      GARYINII     41.5940   -87.3402

  88    GLK       Gluck       0.2 mi N of Hooper Road
                                & Martin Road                    Anderson       SC      29626      ARSNSCHS     34.4449   -82.6705

  89    GDG      Gooding      1721 South 2200 East                Gooding       ID      83330      GDNGID01     42.9510  -114.6534


                                                                 47


  90    GOD       Goodno      10000 SR 80 West                  Moore Haven     FL      33471      MRHNFL01     26.7695   -81.2644

  91    GRD       Gordon      South of Gordon on
                                State Road 57                     Gordon        GA      31031                   32.8443   -83.2670

  92    GFT      Grafton      200 W. North Street                 Grafton       NE      68365      GFTNNE01     40.6315   -97.7159

  93    GRR    Green River    209 Purple Sage Road              Green River     WY      82935      GNRVWY12     41.5361  -109.3517

  94    GBO     Greensboro    5942- 5948 Lake Brandt Road       Greensboro      NC      27455      GNBPNCSY     36.1677   -79.8342

  95    GRE     Greensburg    Hwy 46 & Cobbs Fork River         Greensburg      IN      47240      GNBGINCE     39.3204   -85.3969

  96    GRW      Growler      MP 793 BNSF RR ROW                   Roll         AZ      85347      ROLLAZAA     32.8168  -113.7989

  97    GRN      Guernsey     166 Hwy. 353                         Hope         AR      71801      HOPEARBN     33.6466   -93.6819

  98    HGR      Haigler      Hwy. 27 & Hwy. 6                    Haigler       NE      69030      HGLRNE01     40.0173  -101.9184

  99    HAM      Hamilton     203 Wentworth Street South         Hamilton       ON       --        HMTNONNX     43.2446   -79.8514

 100    HNK      Hancock      7257 Millstone Road                 Hancock       MD      21750      HNCCMDAK     39.6742   -78.0838

 101    HAN      Hanford      11090 10 1/2 Avenue                 Hanford       CA      93230      HNFRCAEK     36.3121  -119.6461

 102    HRT      Hartford     155 Locust Street                  Hartford       CT      06114      HRFRCTBE     41.7465   -72.6645

 103    HTW     Heartwell     1632 41 Road                       Heartwell      NE      68945      HRWLNE01     40.5729   -98.7804

 104    HOP      Hopwood      133 Fawn Ridge Road                 Hopwood       PA      15401      UNTNPADG     39.8856   -79.7094

 105    HOU      Houston      12001 N. I-45                       Houston       TX      77060      HSTQTX02     29.9419   -95.4195

 106    HWE        Howe       US Hwy 75 2 miles S of
                                26 St turn east                   Auburn        NE      68305      AUBNNE02     40.3339   -95.8153

 107    HOW       Howell      18355 North Hwy 84                  Howell        UT      84336      HOWLUT01     41.8357  -112.4346

 108    HCO    Howells Cove   0.4 mi W HC Chruch
                                Collins Ferry Rd.                Talladega      AL      35160      TLDGALBV     33.4934   -86.1660

 109    HUN       Hunter      6280 FM 1102                     New Braunfels    TX      78130      NBRNTX02     29.7816   -98.0548

 110    HTV     Huntsville    2031 Blue Springs Road            Huntsville      AL      35801      HNVIALOC     34.7513   -86.6032

 111    HUT    Hutson Lake    5286 Hwy 26 West                  Hutson Lake     MS      39452      LCDLMSAI     30.8752   -88.7912

 112    IND    Indianapolis   1902 S East Street               Indianapolis     IN      46225      IPLWINRO     39.7411   -86.1507

 113    IOW        Iowa       21648 North Frontage Road            Iowa         LA      70647      IOWALAAE     30.2481   -92.9680

 114    IVT     Irvington     Hwy 79 2.5 miles N of
                                Irvington KY                     Irvington      KY      40146      IVTNKY01     37.9111   -86.2582

 115    ITS       Itasca      804 South Hill                      Itasca        TX      76055      ITSCTX01     32.1499   -97.1475

 116    JAX    Jacksonville   4814 Phillips Hwy                Jacksonville     FL      32207      JCVLFLAI     30.2877   -81.6336

 117    JLT       Joliet      20145 West Manhattan                Elwood        IL      60421      ELWDILAK     41.4294   -88.1016

 118    KLZ     Kalamazoo     816-820 & 830 E. Crosstown
                                Parkway                          Kalamazoo      MI      49001      KLMZMITS     42.2856   -85.5717

 119    KAC    Kansas City    1100 Walnut Street                Kansas City     MO      64106      KSCZMODR     39.1008   -94.5822

 120    KEA     Keany Pass    Off Hwy 15 near Roach                Roach        NV      92364                   35.6213  -115.3984

 121    KEN    Kenansville    390 South Canoe Ck Rd             Kenansville     FL      34739      KNVLFLAF     27.8766   -81.0302

 122    KMB      Kimball      W side of Ransom Road
                                & NSRR crossing                   Kimball       OH      44847      KMBLOHAA     41.3126   -82.6916

 123    LGR     La Grande     58902 Foothill Road                La Grande      OR      97850      LAGROR03     45.2684  -118.0472

 124    LPA      La Palma     5165 E. Storey Road               Casa Grande     AZ      85228      CSGRAZ20     32.8927  -111.5113

 125    LAF     Lafayette     228 Distribution Drive             Lafayette      LA      70507      LFYTLAQV     30.2597   -92.0282

 126    LNC     Lancaster     8491 Kingman Road                  Lancaster      KS      66041      LNCSKS01     39.5719   -95.2828

 127    LRM      Laramie      2271 PFE Road                       Laramie       WY      82072      LARMWY18     41.3313  -105.5948

 128    LVG     Las Vegas     1 Aerojet Way                      Las Vegas      NV      89030      NLVGNVBV     36.2372  -115.1246

 129    LEE        Lee        355 "A" West Road
                                (adjoining property)                Lee         MA      01262                   42.2977   -73.2483

 130    LNN      Lincoln      1001 North "O" Street               Lincoln       NE      68528      LNCLNE20     40.8129   -96.7371

 131    LTR    Little Rock    912 N Pine Street              North Little Rock  AR      72114      NLRKAR41     34.7624   -92.2598

 132    LOS  Live Oak Springs 36549 Old Hwy 80                  Pine Valley     CA      91962      BLVRCA01     32.7020  -116.3661

 133    LOF      Lofgreen     Dunbar Crossing #494
                                at Hwy 36                        Lofgreen       UT      84080      LFGRUTAA     40.0756  -112.3544

 134    LAX    Los Angeles    818 W 7th Street, 11th Floor      Los Angeles     CA      90017      LSANCA54     34.0490  -118.2595

 135    OSO      Los Osos     1101 Los Olivos Ave                Los Osos       CA      93402      LSOSCAAI     35.3132  -120.8311

 136    LOU     Louisville    848 South 8th Street              Louisville      KY      40203      LSVNKYJH     38.2430   -85.7660


                                                                 48

 137    LUL       Luling      530 West Davis Street               Luling        TX      78648      LLNGTX01     29.6824   -97.6679

 138    LUT       Lutts       9150 Hwy 203                       Savannah       TN      38372      SVNHTNAM     35.1590   -88.0590

 139    MCY       Marcy       10151 SE 126 Blvd                 Okeechobee      FL      34974      OKCBFLBH     27.1520   -80.6918

 140    MTH    Marthasville   103 Peers Bluff Road             Marthasville     MO      63357      MTVLMO01     38.6356   -91.1157

 141    MED    Medicine Bow   W on US 30 5.2 mi past
                                SR 487 ILA on S                    Hanna        WY      82327      HANNWY01     41.8930  -106.2487

 142    MEM      Memphis      3993 Crowfarn Road                  Memphis       TN      38118      MMPKTNVZ     35.0290   -89.9310

 143    MIA       Miami       49 NW 5th Street                     Miami        FL      33128      MIATFLAD     25.7789   -80.1944

 144    MFD      Milford      1070 East 3100 North                Milford       UT      84751      MLFRUT01     38.4628  -112.9847

 145    MIL    Millersville   Brightview Drive                 Millersville     MD      21108      MIVLMDBN     39.1117   -76.6338

 146    MOB       Mobile      208 Telegraph Rd                   Prichard       AL      36610      PRCHAL02     30.7368   -88.0661

 147    MDP    Modoc Point    16001 Algoma Rd                  Klamath Falls    OR      97601      KLFLOR04     42.3674  -121.8067

 148    MNL       Monell      329 Patrick Draw Road CR 4-24      Wamsutter      WY      82336      WMSTWY01     41.5912  -108.4837

 149    MON      Montreal     4825 Francois Cusson                Lachine       QC     H8T1V3      LCHNPQEQ     45.4576   -73.7143

 150    MNC  Monument Canyon  BLM Land 16 mi NE of Hwy 93           NA          NV      89008      CLNTNVAE     37.7850  -114.6906

 151    MPK      Moorpark     5245 Kazuko Ct.                    Moorpark       CA      93021      MRPKCACA     34.2814  -118.8924

 152    MOR       Moreau      10364 Fort Edward Road              Moreau        NY      12828      MORUNYAG     43.2592   -73.5939

 153    MYN       Myndus      18785 Amapola Rd SE                 Deming        NM      88030      DMNGNM10     32.2581  -107.4554

 154    NAS        Nash       4320 Hwy. 185                     Brownsville     KY      42210      BWVLKY04     37.2945   -86.4352

 155    NVL     Nashville     2990 Sidco Drive                   Nashville      TN      37204      NSVMTN17     36.1025   -86.7559

 156    NOR    New Orleans    3220 Lausat Street                 Metairie       LA      70001      MTRELANE     29.9722   -90.1577

 157    NYC      New York     111 8th Ave.                       New York       NY      11011      NYCMNY83     40.7406   -74.0019

 158    NWR       Newark      165 Halsey Street                   Newark        NJ      07102      NWRKNJMD     40.7368   -74.1733

 159    NWL       Newell      400 yds. East of
                                Interstate Hwy. 94 & 95          Folkston       GA      31537                   30.9567   -81.9842

 160    NSM      Newsome      12108 Hwy 11 West                  Leesburg       TX      75451      LSBGTX01     32.9649   -95.1401

 161    NLS       Niles       3345 Route 12                        Niles        MI      49107      NILSMICL     41.8053   -86.3453

 162    NBD     North Bend    43411 SE North Bend Way           North Bend      WA      98045      NBNDWA03     47.4822  -121.7642

 163    OAK      Oakland      5000 Hollis Street                Emeryville      CA      94608      EMVLCA04     37.8360  -122.2873

 164    AKR      Oakridge     76228 Fish Hatchery Road           Oakridge       OR      97463                   43.7342  -122.4437

 165    OKS        Oaks       E of Mebane Oaks Rd
                                & SW State Rd 54                  Mebane        NC      27302      MEBNNACT     35.9551   -79.2590

 166    ODE       Odell       19389 East 2300 North Rd             Odell        IL      60460      ODLLIL01     40.9629   -88.5605

 167    OGD       Ogden       526 West 17th Street                 Ogden        UT      84404      OGDNUT48     41.2369  -111.9909

 168    OLG        Olga       1320 South Camino Sombreado          Bowie        AZ      85605      BOWIAZ01     32.2930  -109.3378

 169    OLP      Olympia      3350 Marvin Rd                      Olympia       WA      98503      OLYMWA09     47.0178  -122.7402

 170    OMA       Omaha       1514 Chandler Road                 Bellevue       NE      68147      BLLVNEBL     41.1870   -95.9364

 171    ONT      Ontario      SE 2nd Street & E Island Road       Ontario       OR      97194      ONTROR14     44.0048  -116.9659

 172    ORL      Orlando      380 Lake Destiny Drive              Orlando       FL      32810      ORLFFLEJ     28.6156   -81.3881

 173    ORO     Orogrande     2868 US Hwy 54                    Cloudcroft      NM      88317      CLDCNMAD     32.3649  -106.0948

 174    OST     Ostrander     4318 Pleasant Hill Rd                Kelso        WA      98626      KELSWA02     46.2163  -122.8932

 175    OTT       Ottawa      Terminal Avenue                     Ottawa        ON       --        OTWBONFB     45.4155   -75.6481

 176    PCE     Palo Cedro    22020 Palo Way                    Palo Cedro      CA      96073      PLCDCA01     40.5565  -122.2380

 177    PEA    Pearlington    6000 Jennes Road                  Pearlington     MS      39520      PLTNMSAD     30.2531   -89.5869

 178    PCA     Pensacola     9741 N. Davis Hwy                  Pensacola      FL      32514      PNSCFL62     30.5360   -87.2044

 179    PEY       Perry       3400 Carlton Cemetery Road           Perry        FL      32347      PRRYFLAG     30.0614   -83.5799

 180    PRY     Perryville    Goosemar Road                     Perryville      MD      21911      NRTEMDBC     39.6262   -75.9850

 181    PER       Perth       156 Christie Lake Road               Perth        ON     K7H 3C6     PRTHONBC     44.9048   -76.2733

 182    PET    Peterborough   134 Jameson Drive                Peterborough     ON       --        PTBOONET     44.2655   -78.3557



                                                                 49

 183    PHI    Philadelphia   401 N. Broad Street              Philadelphia     PA      19107      PHLAPAFG     39.9594   -75.1611

 184    PHX      Phoenix      811 S. 16th Street                  Phoenix       AZ      85034      PHNDAZ91     33.4405  -112.0475

 185    PIN     Pinehurst     6008 Tulane Road                    Orange        TX      77630      NWOSLATZ     30.0945   -93.8067

 186    PNN       Pinon       325 Pace Road                       Pueblo        CO      81008      PUBLCO50     38.4332  -104.6015

 187    PIT     Pittsburgh    143 South 25th Street             Pittsburgh      PA      15203      PITEPADT     40.4255   -79.9705

 188    PLN     Plainview     11417 Shipman Rd                   Plainview      IL      62685      PLVWIL01     39.1633   -89.9892

 189    PLT      Platner      40395 CR KK5                         Otis         CO      80743      OTISCO01     40.1544  -103.0689

 190    PTT    Platteville    12616 Weld County Rd #28          Fort Lupton     CO      80621      PTVLCO03     40.1877  -104.8180

 191    POP    Poplarville    142 Barlow Lane                   Poplarville     MS      39470      PPFLMSAM     30.8271   -89.5210

 192    POR      Portland     1335 NW Northrop Street            Portland       OR      97209      PTLGORIA     45.5315  -122.6845

 193    PRN     Princeton     4260 US HWY 1                      Monmouth       NJ      08852      MNJTNJAB     40.3756   -74.5837

 194    PRS      Prosser      89303 W Sellards Rd                 Prosser       WA      99350      PRSRWA02     46.1260  -119.6812

 195    RAL      Raleigh      5301 Departure Drive                Raleigh       NC      27616      RLGHNCJV     35.8562   -78.5946

 196    RWL      Rawlins      W on I-80 exit Hadsell
                                and go S. 0.8 mi                  Rawlins       WY      82301      RWLNWY10     41.7767  -107.3720

 197    RAY      Raywood      3008 US Hwy. 90 East                Liberty       TX      77575      LBRTTXBT     30.0439   -94.6844

 198    REU    Reubensville   500 ft S of intsct of
                                US Hwy 31-W &                    Portland       TN      37148      PTLDTNAS     36.6008   -86.5851

 199    REV      Reverse      7505 South Hwy 30                   Reverse       ID      83647      RVRSID01     43.0183  -115.5963

 200    REX      Rexville     US Hwy 421 2.0 miles S of
                                Rexville                          Holton        IN      47023      HLTNIN01     38.9228   -85.3624

 201    RCH      Richmond     8751 Park Central Drive            Richmond       VA      23227      RCMEVA47     37.6472   -77.4400

 202    RTH       Rieth       7500 NW A Avenue                   Pendelton      OR      97801      PNTNOR02     45.6886  -118.8709

 203    ROA       Roach       #58 County Road 1925                Atlanta       TX      75551      ATLNTXBC     33.0604   -94.2732

 204    ROB      Robbins      3323 FM 39 South                    Marquez       TX      77865      MRQZTX01     31.2094   -96.1299

 205    ROC      Rockdale     9001 New Lawrenceburg Hwy.       Mt. Pleasant     TN      38474      MNPLTN01     35.4479   -87.2701

 206    RKY     Rocky Ford    18791 Highway 202                 Rocky Ford      CO      81067      RCFRCO03     38.0570  -103.7332

 207    ROE       Romero      1 mile N CR 11 & Hwy. 54            Hartley       TX      79044      HRTLTX01     35.7704  -102.8690

 208    RUP       Rupert      529 North 300 West                  Rupert        ID      83350      RPRTID01     42.7050  -113.7249

 209    SAC     Sacramento    1075 Triangle Court             West Sacramento   CA      95605      WSCRCAHW     38.5872  -121.5294

 210    SLM       Salem       2001 16th Street NE                  Salem        OR      97301      SALMORSW     44.9541  -123.0150

 211    SAL     Salisbury     2708 Mooreville Road               Salisbury      NC      28147      SLBRNCGD     35.6662   -80.5282

 212    SLC   Salt Lake City  572 S DeLong Street             Salt Lake City    UT      84104      SLKDUTYI     40.7565  -111.9553

 213    SAT    San Antonio    5130 Service Center Blvd.         San Antonio     TX      78218      SNAQTXKY     29.4760   -98.3900

 214    SAO      San Ardo     Cattlemen Rd @ Short St.           San Ardo       CA      93450      SNARCAAH     36.0232  -120.9037

 215    SBO   San Bernardino  Industrial Parkway
                                @Cable Creek                  San Bernardino    CA      92407      SNBRCATC     34.1831  -117.3539

 216    SDG     San Diego     8929 Aero Drive                   Kearny Mesa     CA      92123      SNDACAGL     32.8099  -117.1367

 217    SFO   San Francisco   185 Berry Street                 San Francisco    CA      94107      SNFCCASY     37.7753  -122.3946

 218    SJO      San Jose     1380 Kifer Road                    Sunnyvale      CA      94086      SNVACAID     37.3738  -121.9875

 219    SLO  San Luis Obispo  3550 Broad Street               San Luis Obispo   CA      93401      SNLOCAKR     35.2567  -120.6444

 220    SAM     San Martin    S. of San Mattin, North
                                of Depot St                     San Martin      CA      95046      SNMACAAS     37.0819  -121.6082

 221    SAD      Sandrini     492 ft. S. of Graces
                                along RR Court                    Angiola       CA      93215      ANGLCAAA     35.7600  -119.3444

 222    SBA   Santa Barbara   122 Helena Ave.                  Santa Barbara    CA      93101      SNBBCA17     34.4143  -119.6900

 223    SRA     Santa Rosa    I-40 & Hwy 84- 4 mi. NE           Santa Rosa      NM      88435      SNRSNM02     34.9735  -104.5845

 224    SNT    Santa Teresa   2701 Airport Road-
                                LOT 9 Harrier Drive            Santa Teresa     NM      88008      SNTSNM02     31.8671  -106.6972

 225    SAY      Saybrook     450 North Ridge Road               Saybrook       OH      44004      SYBKOH01     41.8343   -80.8499

 226    SEA      Seattle      1000 Denny Way                      Seattle       WA      98109      STTNWAHO     47.6189  -122.3369

 227    SEP       Separ       4240 Separ Road                   Silver City     NM      88061      HRLYNM02     32.2030  -108.4214

 228    SHB    Shelbyville    542 Shelbyville Mills Road        Shelbyville     TN      37160      SHVLTNAZ     35.4729   -86.4920



                                                                 50

 229    SRD      Sheridan     2529 Route 39                     Forestville     NY      14062      FSVLNY01     42.4681   -79.2358

 230    SBY       Sibyl       1220 North Sibyl Road              St. David      AZ      85630      STDVAZ01     31.9480  -110.1741

 231    SLA    Silver Lake    North of Hwy 127
                                & Silver Lake                      Baker        CA      92309                   35.3343  -116.2219

 232    SOL      Soledad      Froma San Lucia N. of
                                Short & RR                        Soledad       CA      93960      SLDDCAAP     36.4234  -121.3268

 233    SRT      Sorrento     7530 John Le Blanc Blvd            Sorrento       La      70774      SRNTLAAC     30.1792   -90.8721

 234    SPA    Spartanburg    196 Goucher School Road             Gaffney       SC      29340      GFNYSCDH     34.9838   -81.7325

 235    SPG    Springfield    101 Marchelle Ave                 Springfield     IL      62702      SPFDILYZ     39.8213   -89.7095

 236    SPC       Spruce      481 County Line Rd                Palmer Lake     CO      80133      PLLKCO01     39.1249  -104.9077

 237    STU   St. Augustine   4800 S Hwy 1                    Saint Augustine   FL      32086      STAGFLGL     29.7745   -81.3159

 238    STL     St. Louis     1015 Locust Street, 3rd Floor     Saint Louis     MO      63101      STLSMOPL     38.6303   -90.1944

 239    STM      Stamford     21 Harbor View Avenue              Stamford       CT      06902      SMFRCTPU     41.0480   -73.5300

 240    SLI     Stateline     275 State HWY 223                  Cheyenne       WY      82007      CHYNWY51     41.0391  -104.8848

 241    SCK      Stockton     2079 East Miner Ave.               Stockton       CA      95205      SKTOCACM     37.9605  -121.2642

 242    STR     Stratford     501 West Texas Avenue              Stratford      TX      79084      SRFRTX01     36.3277  -102.0797

 243    SUI    Suisun City    106 Railroad Avenue               Suisun City     CA      94585      FRSSCA01     38.2498  -122.0306

 244    SUM       Summit      S of Williamson, Tehachapi
                                & Eumatilla                      Monolith       CA      93561      THCHCABM     35.1218  -118.3708

 245    SUR      Surrency     N of Yellow Jacket Rd
                                & Dalton Rd & Hwy                 Baxley        GA      31513                   31.6826   -82.2696

 246    SRC      Syracuse     11914 Hwy 50                        Tipton        MO      65081      TPTNMO01     38.6686   -92.8437

 247    TAL    Tallahassee    619 Mabry Street                  Tallahassee     FL      32304      TLHSFLPW     30.4384   -84.3283

 248    TLP     Tallapoosa    East of 388 King Street             Breman        GA      30182      BRMNGAAR     33.6952   -85.1840

 249    TMP       Tampa       7909 Woodland Center Blvd.           Tampa        FL      33614      TAMRFLWS     28.0231   -82.5197

 250    TRT     Tarrytown     Tract #2 West of Tarrytown         Soperton       GA      30457                   32.3496   -82.5810

 251    TBB      Tebbetts     4873 State Road AA                  Tebetts       MO      65080      TBTSMO01     38.6067   -91.9904

 252    TIO      Tionesta     4187C County Road 97               Tulelake       CA      96134                   41.6445  -121.3256

 253    TLB      Tolbert      2719 CR 93 South                    Vernon        TX      76384      VERNTX02     34.2189   -99.3968

 254    TOL       Toledo      6285 American Road                  Toledo        OH      43612      TOLEOH11     41.7304   -83.5202

 255    TOR      Toronto      8 Garamond Court                    Toronto       ON       --        TORVONRF     43.7273   -79.3347

 256    TCS       Tucson      450 E. Toole Avenue                 Tucson        AZ      85701      TCSOAZ01     32.2164  -110.9621

 257    TCR     Tucumcari     6665 Quay Road                     Tucumcari      NM      88401      TCMCNMAN     35.2248  -103.6146

 258    TRA      Tularosa     6470 US Hwy 54                     Tularosa       NM      88352      TLRSNM01     33.1494  -106.0480

 259    TUS       Tustin      14452 Franklin Avenue               Tustin        CA      92614                   33.7182  -117.8050

 260    TWE       Tweed       1278 River Street West               Tweed        ON       --        TWEDONAG     44.4722   -77.3134

 261    VTA      Ventura      1667 Walter Street                  Ventura       CA      93003      VNTRCAGI     34.2583  -119.2403

 262    WCO        Waco       3311 Clay Street                 Beverly Hills    TX      76711      WACOTX64     31.5297   -97.1549

 263    WAH      Wahsatch     10 miles West on I-80.
                                exit #193 turn                   Coalville      UT      84017      CLVLUT02     41.1892  -111.1307

 264    WAL       Walnut      150 County Road 129                 Walnut        MS      38683      WLNTMSAB     34.9530   -88.8350

 265    WAS        Wash       Avenue "T" and 96th Street         Palmdale       CA      93543      PLDLCAEW     34.5445  -117.9603

 266    WDC   Washington, DC  1755/1757 Old Meadow Road           McLean        VA      22102      MCLNVA23     38.9206   -77.2114

 267    WAT     Waterbury     3450 CR 675                       Myakka City     FL      34251      BRTNFL17     27.4673   -82.3034

 268    WEI       Weimar      1028 Hwy 90                         Weimar        TX      78962      WEMRTX02     29.6979   -96.8061

 269    WLD      Weld Co.     13228 WCR 95.5                      Wiggins       CO      80654      WGNSCO01     40.1921  -104.1577

 270    WES    Wesleyville    Walbridge Rd at Hwy 20
                                & Hwy 955                       Wesleyville     PA      16510                   42.1418   -80.0210

 271    WHI     Whitehills    W Laurel @ "A" St.                  Lompoc        CA      93436      LMPCCADL     34.6433  -120.4493

 272    WIF   Wichita Falls   1908 Waurika Street              Wichita Falls    TX      76303      WCFLTX10     33.8949   -98.4472

 273    WDN      Widener      6869 HWY 70 East                    Widener       AR      72394      WDNRARAA     35.0520   -90.6960

 274    WIL     Wilmington    1603 Jessup St.                   Wilmington      DE      19802      WLMGDEOJ     39.7494   -75.5383

 275    WSE        Wise       US Hwy. 1                           Norlina       NC      27563      NRLNNC01     36.5010   -78.1765

 276    WOL      Wolcott      Division Rd & County
                                Rd 1000 W                         Wolcott       IN      47995      WLCTINAC     40.7517   -87.0625

 277    YCR   Yale Crossing   8471 North 5600 West                 Beryl        UT      84756      BRYLUT01     37.8625  -113.7848

 278    YUM        Yuma       1218, 1276 East 21st St.             Yuma         AZ      85365      YUMAAZ45     32.6902  -114.6074

11 N. Pearl St
Albany, NY  12207

3340 Peachtree Rd NE
Suite 200
Atlanta, GA  30326

1190 Allene Ave SW
Atlanta, GA 30310

621 Pleasant Valley North
Austin, TX  78702

900 Fleet Street
109 Brookline Ave
Boston, MA 02215

99 Summer St., 12 Fl
Boston, MA  02110

Main Place Tower
350 Main St., 19th Fl.
Buffalo, NY 14202

Avnet in Arizona
7300 W Detroit St
Chandler, AZ 85226

113 North Myers, 3rd Floor
Charlotte, NC  28202

10 S. Lasalle St., Suite 2416
24th Floor Comm Rm
Chicago, IL  60603

600 S. Federal, Suite 400
Chicago, IL  60607

4200 West 40th Street
Chicago, IL 60632

105 E. 4th Street, Suite 150C
Cincinnati, OH  45202

1350 Euclid Ave, Suite 150
Cleveland, OH  44115

266 North 5th St.
Columbus, OH  43215

760 Office Parkway
Creve Coeur, MO  63141

13601 Preston Rd
Dallas, TX  75240

600 N. Pearl St., Suite 800
Dallas, TX 75201

4518 So. Miami Blvd.
Durham, NC 27703

6050 Race Rd
Elkridge, MD 21227

8765 East Orchard Rd, Suite 708
Englewood, CO 80111

1400 East Presido
Ft. Worth, TX 76102

301 S. Elm St, Suite 650
Greensboro, NC 27401

587 McDonnell Blvd.
Hazelwood, MO  63042

12851 Worldgate Dr.
Herndon, VA  20170

1301 Fannin St, Suite 1075
Houston, TX  77002

1301 Fannin, 12 Fl.
Houston, TX 77002

6535-43 Hillsdale Ct.
Indianapolis, IN  46250

17770 Cartwright Rd.
Irvine, CA 92614

6620 S Southpoint, Dr Suite 100
Jacksonville, FL 32216

324 E. 11th  Colo Room
Kansas City,  MO  64106

7185 Pollock Dr. Bldg 19
Las Vegas, NV 89119

3080 Ogden Ave.
Lisle, IL  60532

515 S. Flower, Suite 1000
Los Angeles, CA  90071

700 S Flower St., 3rd Floor
Los Angeles, CA 90017

332 West Broadway, Suite 225
Louisville, KY  40202

1 NE 1st Street, 5th Floor
Miami, FL  33132

200 S Biscayne Blvd, 9th Fl.
Miami, FL  33131

511 Eleventh Avenue
Suite 420 4th Floor
Minneapolis, MN  55415

1 American Center, Ste 1300
3100 West End Ave.
Nashville, TN  37203

Sprint Kansas City
500 Sumner Way
New Century, KS  66031

1 State Street Plaza
22nd Fl Data Comm. Rm
New York, NY 10004

67 Broad St.
New York, NY 10004

60 Hudson 13th Fl.
New York, NY 10013

165 Halsey St. 5th Floor
Newark, NJ 07102

1724 Lovitt Ave
Norfolk, VA  23504

125 St. Paul Street
Norfolk, VA 23510

Bank One Building
100 N. Broadway, Suite 2200
Oklahoma City, OK  73102

100 S. Lucerne Circle West
Suite 202
Orlando, FL 32801

2405 Bird St
Oroville, CA 95965

2130 Arch St.
3rd Floor
Philadelphia, PA  19103

120 E. Van Buren St.
2nd floor West
Phoenix, AZ  85004

2500 Allegheny Center
Office Concourse, 2nd Floor
Pittsburgh, PA 15212

10340 SW Nimbus
Portland OR  97208

3 Regency Plaza
Network Op Center
Providence, RI 02903

282 South Sycamore
Rialto, CA  92376

701 E Cary St
Richmond, VA 23219

1411 I St.
Sacramento, CA 95814


2055 Westport Center Drive
St. Louis, MO 63141

900 Walnut
St. Louis, MO 63102

717 Office Parkway
St. Louis, MO  63141

847 Earl St.
St. Paul, MN  55106

118 S 1000 West
Salt Lake City, UT 84104

323 Broadway St., #200
San Antonio, TX  78205

San Diego Tech Center
9645 Scranton
San Diego, CA  92121

444 Market St., 13th Floor
1 Front St.
San Francisco, CA  94111

55 S. Market
San Jose, CA 95113

3450 Garrett Dr.
Santa Clara, CA 95054

Westin Bldg.
2001 6TH Ave. Suite 2700
Seattle, WA 98121

4000 Town Center 1st Floor
Southfield, MI  48075

26 Fahey St.,
Stamford, CT 06907

655 N Franklin, 10th Fl.
Tampa, FL 33602


705 South Elgin St., 1st Floor
Tulsa, OK  74120

1411 K Street NW
Suite 1402, 14th Fl.
Washington, DC  20036

1331 F St. NW, 2nd Floor
Washington, DC 20004

                                   SCHEDULE 5

                              TRADE AND OTHER NAMES

Diamond.Net ISP, Inc.

SAVVIS Communications Enterprises L.L.C.

Interconnected Associates Inc.

                                   SCHEDULE 6

                            JURISDICTIONS FOR FILING
                           UCC-1 FINANCING STATEMENTS

                                    BORROWER

                                                                   UCC-1
                                                                  Financing
                                                UCC-1             Statement
                                              Financing         Transmitting
               Jurisdiction                   Statement            Utility

1.       Alabama Secretary of State               X                   X

2.       Arizona Secretary of State               X                   X

3.       Arkansas Secretary of State              X                   X

4.       Clark County, Arkansas                   X                  n/a

5.       St. Francis County, Arkansas             X                  n/a

6.       Hempstead County, Arkansas               X                  n/a

7.       Prairie County, Arkansas                 X                  n/a

8.       Pulaski County, Arkansas                 X                  n/a

9.       Colorado Secretary of State              X                   X

10.      Connecticut Secretary of State           X                   X

11.      Delaware Secretary of State              X                   X

12.      Florida Department of State              X                   X

13.      Idaho Secretary of State                 X                   X

14.      Clinton County, Indiana                  X                  n/a

15.      Decatur County, Indiana                  X                  n/a

16.      Lake County, Indiana                     X                  n/a

17.      White County, Indiana                    X                  n/a

18.      Ripley County, Indiana                   X                  n/a

19.      Kansas Secretary of State                X                   X

20.      Kentucky Secretary of State              X                   X

21.      Jefferson County, Kentucky               X                  n/a

22.      Ascension Parish, Louisiana              X                   X

23.      Calcasieu Parish, Louisiana              X                   X

24.      E. Baton Rouge Parish, Louisiana         X                   X

25.      Jefferson Parish, Louisiana              X                   X

26.      Lafayette Parish, Louisiana              X                   X

27.      Auburn Town Clerk, Massachusetts         X                  n/a

                                                                   UCC-1
                                                                  Financing
                                                UCC-1             Statement
                                              Financing         Transmitting
               Jurisdiction                   Statement            Utility

28.      Cambridge Town Clerk, Massachusetts      X                  n/a

29.      Lee Town Clerk, Massachusetts            X                  n/a

30.      Springfield Town Clerk, Massachusetts    X                  n/a

31.      Mississippi Secretary of State           X                   X

32.      George County, Mississippi               X                  n/a

33.      Hancock County, Mississippi              X                  n/a

34.      Pearl River County, Mississippi          X                  n/a

35.      Tippah County, Mississippi               X                  n/a

36.      Callaway County, Missouri                X                  n/a

37.      Jackson County, Missouri                 X                  n/a

38.      Johnson County, Missouri                 X                  n/a

39.      Moniteau County, Missouri                X                  n/a

40.      St. Louis County, Missouri               X                  n/a

41.      Warren County, Missouri                  X                  n/a

42.      Nebraska Secretary of State              X                   X

43.      Nevada Secretary of State                X                   X

44.      New Jersey Secretary of State            X                   X

45.      New Mexico, Secretary of State           X                   X

46.      Dona Ana County, New Mexico             n/a                  X
         (County Notice)

47.      Grant County, New Mexico                n/a                  X
         (County Notice)

48.      Guadalupe County, New Mexico            n/a                  X
         (County Notice)

49.      Lincoln County, New Mexico              n/a                  X
         (County Notice)

50.      Luna County, New Mexico                 n/a                  X
         (County Notice)

51.      Otero County, New Mexico                n/a                  X
         (County Notice)

52.      Quay County, New Mexico                 n/a                  X
         (County Notice)

                                                                   UCC-1
                                                                  Financing
                                                UCC-1             Statement
                                              Financing         Transmitting
               Jurisdiction                   Statement            Utility

53.      Torrance County, New Mexico             N/a                  X
         (County Notice)

54.      Albany County, New York                  X                  n/a

55.      Chautauqua County, New York              X                  n/a

56.      Clinton County, New York                 X                  n/a

57.      Erie County, New York                    X                  n/a

58.      Essex County, New York                   X                  n/a

59.      Saratoga County, New York                X                  n/a

60.      North Carolina Secretary of State        X                   X

61.      Almance County, North Carolina           X                   X

62.      Durham County, North Carolina            X                   X

63.      Guilford County, North Carolina          X                   X

64.      Mecklenburg County, North Carolina       X                   X

65.      Rowan County, North Carolina             X                   X

66.      Wake County, North Carolina              X                   X

67.      Warren County, North Carolina            X                   X

68.      Ashtabula County, Ohio                   X                   X

69.      Erie County, Ohio                        X                   X

70.      Lucas County, Ohio                       X                   X

71.      Columbiana County, Ohio                  X                   X

72.      Summit County, Ohio                      X                   X

73.      Oklahoma Secretary of State             n/a                  X

74.      Oklahoma County, Oklahoma                X                  N/a

75.      Erie County Prothonotary, Pennsylvania   X                  N/a

76.      Fayette County Prothonotary,             X                  n/a
         Pennsylvania

77.      Rhode Island Secretary of State          X                   X

78.      South Carolina Secretary of State        X                   X

79.      Anderson County, South Carolina         n/a                  X

80.      Cherokee County, South Carolina         N/a                  X

81.      Tennessee Secretary of State             X                   X

82.      Utah Division of Corporation and         X                   X
         Commercial Code

                                                                   UCC-1
                                                                  Financing
                                                UCC-1             Statement
                                              Financing         Transmitting
               Jurisdiction                   Statement            Utility

83.      Dinwiddle County, Virginia               X                   X

84.      Independent City of Norfolk,             X                   X

85.      Independent City of Richmond, Virginia   X                   X

86.      King George County, Virginia             X                   X

87.      Wyoming Secretary of State               X                   X

88.      Albany County, Wyoming                   X                  n/a

89.      Carbon County, Wyoming                   X                  n/a

90.      Laramie County, Wyoming                  X                  n/a

91.      Sweetwater County, Wyoming               X                  n/a

92.      Unita County, Wyoming                    X                  n/a




                      UCC-3 FINANCING STATEMENT AMENDMENTS


                                                Financing         Transmitting
                                                Statement           Utility
           Jurisdiction                         Amendment          Amendment

1.  California Secretary of State                   X                 X

2.  District of Columbia Recorder of Deeds          X                 X

3.  Fulton County, Georgia                          X                 X

4.  Illinois Secretary of State                     X                 X

5.  Indiana Secretary of State                      X                 X

6.  Marion County, Indiana                          X                n/a

7.  Maryland State Department of Assessments and    X                 X
    Taxation

8.  Massachusetts Secretary of State                X                 X

9.  Boston Town Clerk, Massachusetts                X                n/a

10. Michigan Secretary of State                     X                 X

11. Minnesota Secretary of State                    X                 X

12. Missouri Secretary of State                     X                 X

13. St. Louis City, Missouri                        X                n/a

14. New York Secretary of State                     X                 X

                                                Financing         Transmitting
                                                Statement           Utility
           Jurisdiction                         Amendment          Amendment

15. New York County, New York                       X                n/a

16. Ohio Secretary of State                         X                 X

17. Cuyahoga County, Ohio                           X                 X

18. Franklin County, Ohio                           X                 X

19. Hamilton County, Ohio                           X                 X

20. Oregon Secretary of State                       X                 X

21. Pennsylvania Secretary of State                 X                 X

22. Allegheny County Prothonotary, Pennsylvania     X                n/a

23. Philadelphia County Prothonotary, Pennsylvania  X                n/a

24. Texas Secretary of State                        X                 X

25. Virginia State Corporation                      X                 X

26. Fairfax County, Virginia                        X                 X

27. Washington Department of                        X                 X
    Licensing, UCC Division

                                    EXHIBIT A

                          COPYRIGHT SECURITY AGREEMENT

                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------
                       (Savvis Communications Corporation)

         THIS COPYRIGHT SECURITY AGREEMENT ("Agreement") is between Savvis Communications Corporation, a Missouri corporation ("Debtor"), and Nortel Networks Inc., a Delaware corporation ("Secured Party"), acting in its capacity as Administrative Agent pursuant to that certain Amended and Restated Credit Agreement dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Debtor, Holdings, Secured Party and each of the Lenders party thereto.

                                R E C I T A L S:
                                ----------------

         A. Debtor and Secured Party have entered into that certain Amended and Restated Pledge and Security Agreement, dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Copyrights and Copyright Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Copyright, each registration of a Copyright ("Copyright Registration"), and each application for registration of a Copyright ("Copyright Application"), including, without limitation, each Copyright, Copyright Registration, and Copyright Application referred to in Schedule 1 annexed hereto;

                  (2) each Copyright License, including, without limitation, each Copyright License referred to in Schedule 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Copyright, Copyright Registration, Copyright Application, or Copyright License, including, without limitation, any Copyright, Copyright Registration, or Copyright License listed in Schedule 1 annexed hereto, and any Copyright Registration issued pursuant to a Copyright Application referred to in
         Schedule 1 annexed hereto.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ____ day of _________, ____.

                                 DEBTOR:
                                 ------

                                 SAVVIS COMMUNICATIONS CORPORATION,
                                 a Missouri corporation


                                 By:
                                     -------------------------------------
                                 Name:
                                       -----------------------------------
                                 Title:
                                        ----------------------------------

                                 SECURED PARTY:
                                 -------------

                                 NORTEL NETWORKS INC.,
                                 as Administrative Agent


                                 By:
                                     -------------------------------------
                                 Name:
                                       -----------------------------------
                                 Title:
                                        ----------------------------------

                                 ACKNOWLEDGMENT

STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged before me this _____ day of ______, ____ by ______________, as __________of Savvis Communications Corporation, a Missouri corporation, on behalf of such corporation.



                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of


My commission expires:_____________________





STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged before me this _____ day of _________, ____, by _______________________, as _____________________ of Nortel Networks
Inc., a Delaware corporation, on behalf of such corporation.


                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of


My commission expires:_____________________

                                   Schedule 1
                                       to
                          Copyright Security Agreement

                                   COPYRIGHTS

--------------------------------------------------------------------------------------------------------------------------------
OWNER OF RECORD  COUNTRY OF           COPYRIGHT         APPLICATION OR        REGISTRATION OR     EXPIRATION DATE   TITLE
                 REGISTRATION                           REGISTRATION NO.      FILING DATE
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


                               COPYRIGHT LICENSES

----------------------------------------------------------------------------------------------------------
NAME OF AGREEMENT                            COPYRIGHT                             DATE OF AGREEMENT
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                            PATENT SECURITY AGREEMENT

                            PATENT SECURITY AGREEMENT
                            -------------------------
                       (Savvis Communications Corporation)


         THIS PATENT SECURITY AGREEMENT ("Agreement") is between Savvis Communications Corporation, a Missouri corporation ("Debtor"), and Nortel Networks Inc., a Delaware corporation ("Secured Party"), acting in its capacity as Administrative Agent pursuant to that certain Amended and Restated Credit Agreement dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Debtor, Holdings, Secured Party and each of the Lenders party thereto.

                                R E C I T A L S:
                                ----------------

         A. Debtor and Secured Party have entered into that certain Amended and Restated Pledge and Security Agreement, dated as of September 5, 2000 as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Patents and Patent Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Patent and each application for a Patent ("Patent Application"), including, without limitation, each Patent and Patent Application referred to in Schedule 1 annexed hereto, together with any reissues, continuations, divisions, modifications, substitutions or extensions thereof;

                  (2) each Patent License, including, without limitation, each Patent License referred to in Schedule 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Patent or Patent License, including, without limitation, any Patent or Patent License referred to in Schedule 1 annexed hereto, and any Patent issued pursuant to a Patent Application referred to in Schedule 1 annexed hereto.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the ___ day of _________, ____.

                                     DEBTOR:
                                     ------

                                     SAVVIS COMMUNICATIONS CORPORATION
                                     a Missouri corporation


                                     By:
                                         -----------------------------------
                                     Name:   David J. Frear
                                     Title:  Chief Financial Officer

                                     SECURED PARTY:
                                     -------------

                                     NORTEL NETWORKS INC.,
                                     as Administrative Agent


                                     By:
                                         -----------------------------------
                                     Name:   Mitchell L. Stone
                                     Title:  Director, Customer Finance

                                 ACKNOWLEDGMENT

STATE OF ______________    )
                                            )
COUNTY OF _____________    )


         This instrument was acknowledged before me this _______ day of _________, ____, by _____________________, as ___________ of Savvis
Communications   Corporation,   a  Missouri  corporation,   on  behalf  of  such
corporation.



                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of


My commission expires:_____________________





STATE OF ______________    )
                                            )
COUNTY OF _____________    )


         This  instrument  was  acknowledged   before  me  this  ______  day  of
_________, ____, by _______________, as _____________ of Nortel Networks Inc., a
Delaware corporation, on behalf of such corporation.


                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of


My commission expires:_____________________

                                   Schedule 1
                                       to
                            Patent Security Agreement

                                     PATENTS

============================================================================================================================
OWNER OF RECORD    COUNTRY OF         PATENT          APPLICATION OR    REGISTRATION OR   ISSUE DATE (IF   EXPIRATION DATE
                     ORIGIN       IDENTIFICATION     REGISTRATION NO.     FILING DATE         KNOWN)
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================


                                 PATENT LICENSES

-----------------------------------------------------------------------------------------------------------
NAME OF AGREEMENT                      PATENT                               DATE OF AGREEMENT
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                          TRADEMARK SECURITY AGREEMENT

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------
                       (Savvis Communications Corporation)


         THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is between Savvis Communications Corporation, a Missouri corporation ("Debtor"), and Nortel Networks Inc., a Delaware corporation ("Secured Party"), acting in its capacity as Administrative Agent pursuant to that certain Amended and Restated Credit Agreement dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement") among Debtor, Holdings, Secured Party and each of the Lenders party thereto.

                                R E C I T A L S:
                                ----------------

         A. Debtor and Secured Party have entered into that certain Amended and Restated Pledge and Security Agreement, dated as of September 5, 2000 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor, including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Trademarks, together with the goodwill of the business symbolized by Debtor's Trademarks, and Trademark Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Credit Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Trademark, trademark registration ("Trademark Registration") and trademark application ("Trademark Application"), including, without limitation, each Trademark, Trademark Registration and Trademark Application referred to in Schedule 1 annexed hereto, together with the goodwill of the business symbolized thereby; and

                  (2) each Trademark License, including, without limitation, each Trademark License listed in Schedule 1 annexed hereto; and

                  (3) all  products and  proceeds of the  foregoing,  including, without limitation, any claim by Debtor against third parties for past, present or future (a) infringement, dilution or breach of any Trademark, Trademark Registration, Trademark Application and Trademark License, including, without limitation, any Trademark, Trademark Registration and Trademark License referred to in Schedule 1 annexed hereto, and any Trademark Registration issued pursuant to a Trademark Application referred to in Schedule 1 annexed hereto; or (b) injury to the goodwill associated with any Trademark, Trademark Registration and Trademark Application.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the 5th day of September, 2000.

                                     DEBTOR:
                                     ------

                                     SAVVIS COMMUNICATIONS CORPORATION,
                                     a Missouri Corporation


                                     By:
                                         ------------------------------------
                                     Name:   David J. Frear
                                     Title:  Executive Vice President,
                                             Chief Financial Officer

                                     SECURED PARTY:
                                     -------------

                                     NORTEL NETWORKS INC.,
                                     as Administrative Agent


                                     By:
                                         ------------------------------------
                                     Name:   Mitchell L. Stone
                                     Title:  Director, Customer Finance

                                 ACKNOWLEDGMENT

STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged before me this 5th day of September, 2000, by David J. Frear, as Executive Vice President, Chief Financial Officer of Savvis Communications Corporation, a Missouri corporation, on behalf of such corporation.



                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of


My commission expires:_____________________






STATE OF ______________    )
                                            )
COUNTY OF _____________    )


         This instrument was acknowledged before me this 5th day of September, 2000, by Mitchell L. Stone, as Director, Customer Finance of Nortel Networks Inc., a Delaware corporation, on behalf of such corporation.


                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of


My commission expires:_____________________

                                   Schedule 1
                                       to
                          Trademark Security Agreement


------------------------------------------------------------------------------------------------------------------------------------
                                                                TRADEMARKS
------------------------------------------------------------------------------------------------------------------------------------
Trademark           Country               Filing        Application      Registration    Registration      Status         Class/
                                           Date           Number             Date           Number                        Goods
------------------------------------------------------------------------------------------------------------------------------------
Diamond.Net
   ISP, Inc.        USA                  3/28/1997      75/266,524        02/10/1998      2,135,966        Registered    38

Savvis              Argentina            08/10/1999     2,233,944                                          Pending       38

Savvis              Australia            09/01/1999     805747                                             Pending       38

Savvis              Austria              08/09/1999     AM 4944/99                                         Pending

Savvis              Benelux              08/13/1999     944.192                                            Pending       38,42

Savvis              Bermuda              09/28/1999     31093                                              Pending

Savvis              Brazil               10/20/1999     N/A                                                Pending

Savvis              Canada               08/06/1999     N/A                                                Pending

Savvis              Cayman Islands       08/06/1999     N/A                                                Pending

Savvis              Chile                09/28/1999     462.343           02/23/2000      562.134          Registered    36

Savvis              China                10/26/1999     9900126680                                         Pending

Savvis              Colombia             08/06/1999     99055381                                           Pending

Savvis              Denmark              08/10/1999     VA 1999 03241     06/02/2000      VR 2000 02409    Registered    9,38,42

Savvis              Finland              08/13/1999     T199902524                                         Pending

Savvis              France               08/10/1999     99 807 353        08/10/1999      99 807 353       Registered

Savvis              Germany              08/11/1999     39948151.6/38     02/24/2000      399 48 151       Registered

Savvis              Greece               12/27/1999     142742                                             Pending       38,42

Savvis              Hong Kong            09/02/1999     99/12015          09/02/1999      6116/2000        Registered

Savvis              India                09/08/1999     875438                                             Pending       16

Savvis              Indonesia            08/10/1999     J99-14299                                          Pending

Savvis              Ireland              08/09/1999     99/2711                                            Pending       38

Savvis              Italy                08/06/1999     N/A                                                Pending

Savvis              Japan                09/24/1999     78023/1999                                         Pending

Savvis              Malaysia             09/27/1999     99/09513                                           Pending

Savvis              Mexico               08/19/1999     387764                                             Pending



                                       80

------------------------------------------------------------------------------------------------------------------------------------
                                                                TRADEMARKS
------------------------------------------------------------------------------------------------------------------------------------
Trademark           Country               Filing        Application      Registration    Registration      Status         Class/
                                           Date           Number             Date           Number                        Goods
------------------------------------------------------------------------------------------------------------------------------------
Savvis              New Zealand          08/06/1999     314238                                             Pending

Savvis              Norway               08/10/1999     99.07982          11/10/1999      704.008          Registered

Savvis              Oman                 08/22/1999     20718                                              Pending       38

Savvis              Panama               01/07/2000     104756                                             Pending       42

Savvis              Peru                 08/26/1999     90061             2/14/2000       20335            Registered

Savvis              Philippines          08/06/1999     4-1999-000576                                      Pending

Savvis              Portugal             05/22/2000     346732                                             Pending       38

Savvis              Qatar                08/22/1999     21227                                              Pending

Savvis              Saudi Arabia         01/30/2000     62338                                              Pending

Savvis              Singapore            08/11/1999     T99/08532F                                         Pending

Savvis              South Africa         08/11/1999     99/14532                                           Pending

Savvis              South Korea          08/11/1999     99-11609                                           Pending       38

Savvis              Spain                11/04/1999     2268139                                            Pending       38

Savvis              Sweden               08/11/1999     99-05606                                           Pending       35,38,42

Savvis              Switzerland          08/10/1999     07169/1999                                         Pending

Savvis              Taiwan               08/06/1999     N/A                                                Pending

Savvis              Thailand             09/28/1999     399301                                             Pending       38

Savvis              Trinidad &           08/06/1999     N/A                                                Pending

Savvis              United Arab EMR      02/14/2000     35012                                              Pending       38

Savvis              United Kingdom       08/12/1999     2205574                                            Pending       38



                                       81

------------------------------------------------------------------------------------------------------------------------------------
                                                                TRADEMARKS
------------------------------------------------------------------------------------------------------------------------------------
Trademark           Country               Filing        Application      Registration    Registration      Status         Class/
                                           Date           Number             Date           Number                        Goods
------------------------------------------------------------------------------------------------------------------------------------
Savvis              Venezuela            03/30/2000     2000-005288                                        Pending

Savvis              USA                  10/06/1999     75/816754

Savvis
   Communications   USA                  11/26/1996     75/204,404        04/07/1998      2,148,947        Registered    38

BPP                 USA                  03/16/1998     75/451055

Miscellaneous
   Design (SWIRL)   USA                  03/28/1997     75/266524         02/10/1998      2135966

Privatenap          USA                  10/06/1999     75/816756

Proactive
   Network          USA                  10/06/1999     75/816557

Proconnect          USA                  10/06/1999     75/816511

Prolink             USA                  10/06/1999     75/816915         07/04/2000      2364749

Promanaged          USA                  10/06/1999     75/816755

Promanaged Plus     USA                  10/06/1999     75/816753

Prosecure           USA                  10/06/1999     75/816560


====================================================================================================================================
                                                         TRADEMARK LICENSES
------------------------------------------------------------------------------------------------------------------------------------
             Name of Agreement                               Parties                                   Date of Agreement
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
None.
====================================================================================================================================

                                    EXHIBIT D

                                FORM OF AMENDMENT

                   AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

         This Amendment, dated _______________,  _____, is delivered pursuant to
Section 4.17(b) of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Amendment may be attached to that certain Amended and Restated Pledge and Security Agreement, dated as of September 5, 2000 (the "Security Agreement"), between the undersigned and Nortel Networks Inc., as Administrative Agent ("Administrative Agent") under that certain Amended and Restated Credit Agreement dated as of September 5, 2000 among Debtor, Holdings, Administrative Agent and the Lenders party thereto, and that the Capital Stock, notes or other securities or instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Obligations as provided in the Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

                                     SAVVIS COMMUNICATIONS CORPORATION,
                                     a Missouri corporation


                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           -------------------------------

                                   Schedule 1
                                       to
                         Amendment to Security Agreement


                                                                              Number of          Percentage of
                          Class of          Certificate                       Shares or        Outstanding Shares
      Issuer            Capital Stock          No(s).         Par Value       Interests           or Interests
-------------------- -------------------- ---------------- -------------- ------------------ -----------------------

